                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                       FIRST COMMUNITY FINANCIAL GROUP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                      FIRST COMMUNITY FINANCIAL GROUP, INC.
                            721 College Street, S.E.
                                  P.O. Box 3800
                              Lacey, WA 98509-3800

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


NOTICE IS HEREBY GIVEN that, pursuant to the call of its directors, the regular Annual Meeting of Shareholders of First Community Financial Group, Inc. will be held at Cavanaughs, 2300 Evergreen Park Drive, Olympia, Washington on Tuesday, May 4, 1999, at 6:00 p.m., for the purpose of considering and voting upon the following matters:

1. ELECTION OF DIRECTORS. To elect two Directors for a term of three years expiring in the year 2002, or until their successors have been elected and qualified.

2. APPROVAL OF 1999 EMPLOYEE STOCK OPTION PLAN. To approve a stock option plan for key employees of the Company, which will replace the current plan that expires in April 1999.

3. WHATEVER OTHER BUSINESS may properly be brought before the meeting or any adjournment of the meeting.

Only those shareholders of record at the close of business on March 24, 1999, will be entitled to notice of, and to vote at the meeting.

                                       By Order of the Board of Directors



Lacey, Washington                      James F. Arneson
April 2, 1999                          Secretary



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE FCFG THE EXPENSE OF FURTHER REQUESTS FOR PROXIES. YOU ARE URGED TO SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. IF YOU DO ATTEND THE MEETING, YOU MAY THEN WITHDRAW YOUR PROXY. ANY PERSON GIVING A PROXY MAY REVOKE IT PRIOR TO ITS EXERCISE.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                      FIRST COMMUNITY FINANCIAL GROUP, INC.
                            721 COLLEGE STREET, S.E.
                           P.O. BOX 3800 (98509-3800)
                                 LACEY, WA 98503

                                 PROXY STATEMENT

DATE, TIME AND PLACE OF MEETING. This Proxy Statement and the accompanying Proxy are being first sent to shareholders on or about April 2, 1999, for use in connection with the Annual Meeting of Shareholders ("Annual Meeting") of First Community Financial Group, Inc. ("FCFG" or "Company") to be held on Tuesday, May 4, 1999. Only those shareholders of record at the close of business on March 24, 1999 ("Record Date"), will be entitled to vote. The number of shares of FCFG's common stock, $2.50 value ("Common Stock"), outstanding and entitled to vote at the Annual Meeting is 2,139,918.

SOLICITATION OF PROXIES. The enclosed Proxy is solicited by and on behalf of the Board of Directors of FCFG and the cost of solicitation will be borne by FCFG. Solicitation may be made by directors and officers of FCFG and its subsidiary, First Community Bank ("FCB" or "Bank"), either by use of the mail, by telephone, facsimile or personal interview. FCFG does not expect to pay any compensation for the solicitation of proxies.

QUORUM. The presence, in person or by proxy, of at least a majority of the total number of outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. Abstentions will be counted as shares present and entitled to vote at the Annual Meeting for purposes of determining the presence of a quorum. Broker non-votes will not be considered shares present and will not be included in determining whether a quorum is present.

VOTING ON MATTERS PRESENTED. If the enclosed Proxy is duly executed and received in time for the meeting, it is the intention of the persons named in the Proxy to vote the shares represented by the Proxy FOR the two nominees listed in this Proxy Statement and FOR the adoption of the stock option plan, unless otherwise directed. Any proxy given by a shareholder may be revoked before its exercise by written notice to FCFG, by a subsequently dated proxy, or in open meeting prior to the taking of the shareholder vote. The shares represented by properly executed, unrevoked proxies will be voted in accordance with the specifications in the Proxy. Shareholders have one vote for each share of Common Stock held, including the election of directors. Shareholders are not entitled to cumulate their votes in the election of directors.

                              ELECTION OF DIRECTORS

GENERAL

FCFG's Bylaws provide that the number of directors must fall within a range of 5 and 15, the exact number to be determined by resolution of the Board of Directors. The present size of the board has been fixed at six (6) directors. The Bylaws also provide that the Board of Directors may increase the number of directors by not more than two (2) between shareholders' meetings, and may fill the vacancies created by doing so, provided that the number of directors shall at no time exceed fifteen (15).

Directors are elected separately for the six Board positions. The two nominees for election as Directors at the Annual Meeting who receive the highest number of affirmative votes will be elected.

If you abstain from voting either by Proxy or in person at the Annual Meeting, you will effectively vote "AGAINST" a nominee, because your votes cannot be deemed voted "FOR" a nominee. In addition, "broker non-votes" will have no effect because they are not considered "shares present" for voting purposes. Proxies cannot be voted for more than two nominees.

Directors are elected for a term of three years and until their successors have been elected and qualified. FCFG's Articles of Incorporation require that the terms of the directors be staggered such that approximately one-third of the directors are elected each year. In accordance with this requirement, the Board of Directors has nominated Messrs. DeTray and Murphy for election as directors for three-year terms to expire in the year 2002. John D. Durney, whose term would have expired at the Annual Meeting retired from the Board during 1998. The Board of Directors has no present knowledge that any of the nominees will refuse or be unable to serve. If either of Messrs. DeTray and Murphy should refuse or be unable to serve, your proxy will be voted for those persons subsequently designated by the Board of Directors to replace any or all nominees.

Other nominations, if any, may be made only in accordance with the prior notice provisions contained in the Company's Articles of Incorporation. These notice provisions require, among other things, that a shareholder provide the Company with written notice not less than 14 days nor more than 60 days prior to the Annual Meeting (or, if the Company provides less than 21 days notice of meeting, no later than 7 days after the notice was mailed).

INFORMATION WITH RESPECT TO NOMINEES AND DIRECTORS WHOSE TERMS CONTINUE

The following table sets forth certain information with respect to the nominees for director and for directors whose terms continue. The table includes their ages, their principal occupations during the past five years, and the year in which they were first elected a director of FCFG or predecessor corporations. The table also indicates the number of shares of Common Stock beneficially owned by each individual on January 1, 1999 and the percentage of Common Stock outstanding that the individual's holdings represented on that date. However, where beneficial ownership was less than one percent of all outstanding shares, the percentage is not reflected in the table. Except as noted below, each holder has sole voting and investment power with respect to the shares of Common Stock listed as owned.

           NOMINEES FOR DIRECTOR FOR THREE YEAR TERM EXPIRING IN 2002
                              (CLASS III DIRECTORS)

                                                                                         SHARES & PERCENTAGE OF
                                                   PRINCIPAL OCCUPATION                       COMMON STOCK
  NAME, AGE AND                                     OF DIRECTOR DURING                     BENEFICIALLY OWNED
TENURE AS DIRECTOR                                   LAST FIVE YEARS                     AS OF JANUARY 1, 1999
------------------                                 -------------------                   ---------------------
E. Paul DeTray, 65                          President, DeTray's Quality Homes                  134,473(1)
  Director since 1979                                                                             6.32%

Michael N. Murphy, 56                       Washington State Deputy Auditor                     17,810(2)
  Director since 1978


-------------------------------------------------------------------------------
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" ALL
                      OF THE DIRECTOR NOMINEES
-------------------------------------------------------------------------------

-------------------
(1) Includes 50,532 shares held jointly with spouse; 18,753 shares held by DeTray's Quality Homes; 12,850 held by the DeTray Family Partnership; 33,429 unallocated shares held by the KSOP, considered beneficially owned by Mr. DeTray as Trustee for the KSOP; and 11,705 shares which could be acquired within 60 days by the exercise of stock options.

(2) Includes 4,667 shares which could be acquired within 60 days by the exercise of stock options.

                                            DIRECTORS WITH TERM EXPIRING IN 2000
                                                    (CLASS I DIRECTORS)

                                                                                         SHARES & PERCENTAGE OF
                                                   PRINCIPAL OCCUPATION                       COMMON STOCK
   NAME, AGE AND                                    OF DIRECTOR DURING                     BENEFICIALLY OWNED
TENURE AS DIRECTOR                                   LAST FIVE YEARS                     AS OF JANUARY 1, 1999
------------------                                   ---------------                     ---------------------
Patrick L. Martin, 60                       President, Patrick's Decorating                    44,503(4)
  Director since 1980                       Center(3)                                            2.09%

Ken F. Parsons, 53                          Chairman, President & CEO, FCFG                    224,979(5)
  Director since 1979                       and FCB                                              10.58%



                                         DIRECTORS WITH TERM EXPIRING 2001
                                               (CLASS II DIRECTORS)

                                                                                         SHARES & PERCENTAGE OF
                                                   PRINCIPAL OCCUPATION                       COMMON STOCK
   NAME, AGE AND                                    OF DIRECTOR DURING                     BENEFICIALLY OWNED
TENURE AS DIRECTOR                                   LAST FIVE YEARS                     AS OF JANUARY 1, 1999
------------------                                   ---------------                     ---------------------
A. Richard Panowicz, 54                     President, Archives Northwest(6)                   85,770(7)
  Director since 1995                                                                            4.03%

Kenneth M. Wilcox, 69                       Retired Pharmacist                                 49,589(8)
  Director since 1979                                                                            2.33%

----------------
(3) Mr. Martin also serves as director of Carpet Co-op of America, d/b/a Carpet One, and Leading Edge Marketing, both public companies which have a class of securities registered under Section 12 or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934.

(4) Includes 15,160 shares held jointly with spouse; 4,442 shares held in an IRA account for the Benefit of Mr. Martin; 1,244 shares held in IRA account for the benefit of Mr. Martin's wife; and 11,705 shares which could be acquired within 60 days by the exercise of stock options.

(5) Includes 72,668 shares held jointly with spouse; 1,767 held in an IRA account for the benefit of Mr. Parsons; 1,148 shares held in an IRA for the benefit of Mrs. Parsons; 28,150 shares held in the KSOP for the benefit of Mr. Parsons; 606 shares held jointly by Mrs. Parsons and their son; 486 shares held jointly by Mrs. Parsons and their daughter; 33,429 unallocated shares held by the KSOP, considered beneficially owned by Mr. Parsons as trustee for the KSOP; and 86,725 shares which could be acquired within 60 days by the exercise of stock options.

(6) Mr. Panowicz also serves as a member of the Board of The Office Planning Group, Inc., a public company which has a class of securities registered under Section 12 or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934.

(7) Includes 18,370 shares held jointly with spouse; 4,410 shares held in a Charitable Remainder Trust, jointly with spouse; 12,744 shares held in an IRA account for the benefit of Mr. Panowicz; 1,481 shares held in an account for the benefit of his mother-in-law; 33,429 unallocated shares held by the KSOP of which Mr. Panowicz is a trustee; and 11,705 shares which could be acquired within 60 days by the exercise of stock options.

(8) Includes 34,927 shares held jointly with spouse; 2,957 shares held in an IRA account for the benefit of Mr. Wilcox; and 11,705 shares which could be acquired within 60 days by the exercise of stock options.

         INFORMATION REGARDING THE BOARD OF DIRECTORS AND ITS COMMITTEES

BOARD OF DIRECTORS

The Board of Directors of FCFG generally meets on a quarterly basis with additional meetings as necessary. There were five (5) meetings of the Board of Directors of FCFG during 1998. All directors attended more than 75% of such meetings and of all committee meetings of which they were members.

COMMITTEES

The Board of Directors of FCFG and the Bank have established certain standing committees, including an Executive Committee (that also serves as the Personnel and Compensation Committee) and an Audit Committee. There is presently no standing Nominating Committee.

EXECUTIVE COMMITTEE/COMPENSATION COMMITTEE. The Executive Committee also acts as the Personnel and Compensation Committee ("Compensation Committee") The Executive Committee is authorized, to the extent permitted by law, to act on behalf of the Board of Directors on all matters that may arise between regular meetings of the Board upon which the Board of Directors would be authorized to act. The Compensation Committee's purpose is to review and propose the compensation to be paid to Mr. Parsons, and to review compensation ranges and benefit plans provided other employees. Current members of the respective committees are Messrs. DeTray (Chairman), Martin, Panowicz, and Parsons. There were eight (8) meetings of the Executive Committee. Mr. Parsons does not participate in matters related to his own compensation.

AUDIT COMMITTEE. The Audit Committee's function is to meet with management, the internal auditors and the independent auditors to review and evaluate the Company's audited financial statements, internal accounting controls, regulatory examinations and compliance with laws, regulations and corporate policy. Current members of the committee are Messrs. Panowicz (Chairman), DeTray, Murphy, Wilcox and Jewell Manspeaker (who is a member of the board of directors of the Bank). There were five (5) meetings of the Audit Committee during 1998.

DIRECTOR COMPENSATION

DIRECTOR AND COMMITTEE FEES. FCFG has an established program for director compensation in which each director of FCFG receives an annual retainer fee of $2,400, a board meeting attendance fee of $350 per board meeting and a committee meeting fee of $175 per meeting. Directors of the Bank also receive an annual retainer of $2,400, a board meeting attendance fee of $350 per meeting, and a committee meeting fee of $175 per meeting.

DEFERRED COMPENSATION AGREEMENTS. In 1992, the Company entered into deferred compensation agreements with four directors of FCB. The agreements allowed the directors, at their option, to defer regular monthly Board fees for five years.

PERFORMANCE BASED FEES. A performance based fee schedule plan was implemented in 1992 under which, in addition to the base fees, directors receive fee adjustments based on FCFG's annual performance as measured by return on assets. Directors were each paid a $1,000 performance based fee in February 1999 for 1998 performance.

DIRECTOR STOCK OPTION PLAN. On April 19, 1994 the shareholders approved the 1994 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS ("1994 Plan") which authorized the grant of options to purchase shares of Common Stock to non-employee directors. The 1994 Plan supplements the previously approved 1989 and 1992 Stock Option Plans for Non-Employee Directors ("1989/1992 Plans"). The exercise price of the options granted under the respective plans must be not less than the greater of the book value or market value at the time of grant, and options have a term of not more than ten years from the date of grant. At

December 31, 1998, options to purchase 86,830 shares remained granted and unexercised under the 1994 Plan and 1989/1992 Plans, and 52,246 shares remain available for future grant under the 1994 Plan.

                             EXECUTIVE COMPENSATION

SUMMARY

The following table sets forth a summary of certain information concerning the compensation awarded to or paid by FCFG and/or the Bank for services rendered in all capacities during the last three fiscal years to executive officers. No other executive officer of FCFG or any of FCFG's significant subsidiaries earned in excess of $100,000 during the last fiscal year.

                           SUMMARY COMPENSATION TABLE

-----------------------------------------------------------------------------------------------------------------------
                                                                             Long Term Compensation
                      ------------------------------------------------ -----------------------------------
                                    Annual Compensation                        Awards           Payouts
                      ------------------------------------------------ ----------------------- -----------
                                                             Other                 Securities
                                                            Annual     Restricted  Underlying              All Other
Name and Principal                                        Compensa-      Stock      Options/      LTIP      Compen-
Position                           Salary       Bonus      tion($)       Awards     SARs(#)     Payouts    sation($)(3)
                        Year       ($)(1)        ($)                      ($)         (2)         ($)
--------------------- ---------- ------------ ----------- ------------ ----------- ----------- ----------- -----------
KEN F. PARSONS          1998      $183,175     $70,438        $0           0           0           0         $9,600
Chairman,               1997      $163,200     $18,000        $0           0           0           0         $9,000
President, &            1996      $130,203     $33,789        $0           0        100,000        0         $9,900
CEO-FCFG and FCB
--------------------- ---------- ------------ ----------- ------------ ----------- ----------- ----------- -----------

JAMES F. ARNESON        1998      $ 88,250     $36,628        $0           0           0           0         $5,627
EVP/CFO, Secretary      1997      $ 81,000     $ 6,000        $0           0         21,000        0         $5,152
and Treasurer of        1996      $ 69,758     $11,698        $0           0           0           0         $4,904
FCFG and FCB
--------------------- ---------- ------------ ----------- ------------ ----------- ----------- ----------- -----------

JON M. JONES            1998      $ 76,286     $28,175        $0           0           0           0         $4,019
EVP and Chief           1997      $ 70,484     $     0        $0           0         10,500        0         $3,234
Lending Officer of      1996      $ 59,905     $ 3,656        $0           0           0           0         $2,990
FCB
----------------------------------------------------------------------------------------------------------------------

(1) Includes salary and any fees paid as a director for participation in Board and committee meetings. Amount does not include deferred salary and deferred director fees totaling $4,800 for 1998, $8,100 for 1997 and $11,750 for 1996 for Mr. Parsons.


(2) Consists of awards granted pursuant to FCFG's Employee Stock Option and Restricted Stock Award Plan.

(3) Includes amounts paid by FCFG pursuant to the Company's Employee Stock Ownership Plan with 401(k) Provisions.


STOCK OPTIONS

STOCK OPTION GRANTS. No options were granted to the executive officers named in the compensation table during the year ended December 31, 1998.

STOCK OPTION EXERCISES. The following table sets forth certain information concerning exercises of stock options pursuant to the FCFG's stock option plans by the executive officers named in the compensation table during the year ended December 31, 1998 and stock options held at year end.


                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                           AND YEAR END OPTION VALUES

----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
                           Shares                                Number of                        Value of
                          Acquired         Value                Unexercised                Unexercised Options at
        Name             on Exercise     Realized (1)        Options at Year End                 Year end (2)
                                                       ------------------------------- -------------------------------
                                                        Exercisable    Unexercisable    Exercisable    Unexercisable
--------------------- ---------------- --------------- --------------- --------------- --------------- ---------------
Ken F. Parsons             1,653          $  30,370        86,725          70,971        $1,122,510       $802,693
                          12,119          $ 260,133
                           1,652          $  36,959
--------------------- ---------------- --------------- --------------- --------------- --------------- ---------------

James F. Arneson           2,000          $  28,020        15,813          20,203        $  186,355       $142,092
--------------------- ---------------- --------------- --------------- --------------- --------------- ---------------

Jon M. Jones                   0                  0         7,326           9,190        $   93,680       $ 58,272
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

(1) Reflects the amount realized from the aggregate of the current market price of the Common Stock less the exercise price.

(2) On December 31, 1998, the estimated market price of the Common Stock was $28.00. For purposes of the foregoing table, stock options with an exercise price less than that amount are considered to be "in-the-money" and are considered to have a value equal to the difference between this amount and the exercise price of the stock option multiplied by the number of shares covered by the stock option.


EMPLOYMENT AGREEMENTS

KEN F. PARSONS. On September 1, 1996, FCFG entered into an employment agreement with Mr. Parsons, President, Chief Executive Officer and Director of FCFG, and Chief Executive Officer and Director of the Bank. The agreement has an eight-year term, subject to renewal. FCFG may terminate the agreement at any time for cause without incurring any post-termination obligation to Mr. Parsons, or without cause with severance benefits of between thirty-six months' and forty-eight months' salary continuation. If Mr. Parsons terminates his employment for any reason within twelve months of a change in majority control of FCFG, then the agreement provides the same severance benefits. Mr. Parsons is generally prohibited from competing with FCFG in its market area for at least twelve months following termination for any reason. The non-compete period is increased to thirty-six months following termination by FCFG without cause or by Mr. Parsons with good reason. The agreement provides that upon retirement, Mr. Parsons will receive a continuing service consulting fee based upon annual cash compensation and years of serving FCFG.

JAMES F. ARNESON. Effective March 1, 1998, FCFG and FCB entered into an employment agreement with Mr. Arneson, Executive Vice President, Chief Financial Officer, Secretary and Treasurer of FCFG and FCB. The agreement has a two year term, subject to renewal. FCFG may terminate the agreement at any time for cause without incurring any post-termination obligation to Mr. Arneson, or with out cause with severance benefits of 12 months' salary continuation. If Mr. Arneson terminates his employment for any reason within twelve months of a change in majority control of FCFG, then the agreement provides severance benefits of 24 months' salary continuation. Mr. Arneson is generally prohibited from competing with FCFG in its market area for at least twelve months following termination for any reason.

                           EMPLOYEE COMPENSATION PLANS

EXECUTIVE SUPPLEMENTAL INCOME PLAN

In 1992, the Company adopted an Executive Supplemental Income Plan ("ESIP") covering a senior group of management personnel. The post-retirement benefit provided by the ESIP is designed to supplement a participating officer's retirement benefits from social security, in order to provide the officer with a certain percentage of final average income at retirement age. Additionally, the ESIP provides a pre-retirement death benefit. These benefits are funded by life insurance policies owned by the Company covering the lives of participants.

EMPLOYEE STOCK OPTION AND RESTRICTED STOCK AWARD PLAN

In 1989, Shareholders of FCFG approved an Employee Stock Option and Restricted Stock Award Plan ("Plan"). The purpose of the Plan is to provide additional incentives to selected eligible key officers of FCFG and its subsidiaries with the intention of (i) attracting and retaining the best available personnel for positions of responsibility with the Company and its subscribers, (ii) promoting the success of the business activities of the Company, and (iii) increasing shareholder value. The incentives are in the form of options to purchase shares of Common Stock and/or restricted stock awards of Common Stock. The Company has the first right of refusal to purchase any shares issued under the Plan prior to being sold on the open market. At December 31, 1998, options covering 297,796 shares were granted and unexercised under the plan, and 34,975 shares remain available for future grant.

Under the terms of the Plan, the exercise price of option shares will be fair market value of the shares on the date the option is granted. All options granted in accordance with the Plan are incentive options under Section 422A of the Internal Revenue Code, and are exercisable over a ten (10) year period from the date of the grant. The shareholders will be asked to approve an employee stock option plan that will replace the existing Plan expiring April 1999. See "Proposal No. 2 - 1999 Employee Stock Option Plan."

EMPLOYEE STOCK OWNERSHIP PLAN

FCFG provides retirement benefits to eligible employees through an Employee Stock Ownership Plan that includes Internal Revenue Code 401(k) provisions (the "KSOP"). The KSOP was adopted as a 401(k) plan in 1987, and restated in 1992 to add employee stock ownership plan provisions. Eligible employees may defer up to 15% of their annual compensation in a pre-tax basis subject to certain IRS limits. Under the terms of the Plan, the Company contributes one-half the employees' contributions, up to 3% of the employees' compensation. Profit sharing contributions to the Plan may also be made at the discretion of the Board of Directors.

All funds in the KSOP are held in trust. The KSOP is administered by a Board of Trustees that consist of Messrs. Arneson, DeTray, Panowicz and Parsons. Investment of employee contributions to the KSOP are directed by the employee into a combination the Company's Common Stock and a number of mutual and money market funds. The investment of Company contributions to the KSOP are generally invested in shares of the Company's Common Stock, although the Trustees have the discretion to invest in such other prudent investments as deemed appropriate.

Upon retirement or termination of employment, a participant is entitled to receive all Employer Basic Contributions, Employee Salary Reductions and Rollover Contributions. The participant will also be eligible to withdraw Employer Optional and Matching Contributions contributed by FCFG from profits, subject to a vesting schedule. A participant becomes fully vested in five years, with vesting of 20% each year after the first year of participation.

Contributions to the KSOP for the year ended December 31, 1998 was $334,000.

INCENTIVE COMPENSATION PLAN

Incentive compensation is awarded to officers and qualified employees based on the financial performance of the Company. Awards are payable if the Company meets earnings and growth objectives.

                        REPORT OF COMPENSATION COMMITTEE

The report of the Personnel and Compensation Committee (the "Committee") is intended to describe in general terms the process the Committee undertakes and the factors it considers in determining the appropriate compensation for FCFG executive officers, including the executive officers who are named in the summary compensation table (the "Named Executives").

RESPONSIBILITIES AND COMPOSITION OF THE COMMITTEE

The Committee is responsible for (i) establishing and monitoring compensation programs for executive officers of FCFG and its subsidiaries; (ii) administering and maintaining such programs in a manner that will benefit the long-term interests of FCFG and its shareholders; and (iii) determining the compensation of the Chief Executive Officer, while the Chief Executive Officer evaluates the performance of the other executive officers and recommends individual compensation levels for approval by the Committee. Current members of the Committee are Messrs. Martin, DeTray, and Panowicz. None of the members of the Committee are officers or employees of FCFG or the Bank.

COMPENSATION PHILOSOPHY

The Committee's compensation philosophy is intended to reflect and support the goals and strategies that FCFG has established. Currently, FCFG's growth strategy is to expand the market share of markets currently served and to enter new markets within Southwest Washington . The key elements of this strategy are increased market penetration, geographic expansion, loan portfolio growth, development of innovative new product offerings, expanding the banking relationship with each customer and maintenance of asset quality. The Committee believes these goals, which are intended to create long-term shareholder value, must be supported by a compensation program that:

     -  attracts and retains highly qualified executives;

     - provides levels of compensation that are competitive with those offered by other financial institutions;

     - motivates executives to enhance long-term shareholder value by helping them to build their own ownership in FCFG; and

     - integrates FCFG's long-term strategic planning and measurement processes.

COMPONENTS OF COMPENSATION PROGRAM

FCFG's compensation program for executives consists of three key elements: (i) base salary; (ii) a performance-based annual bonus; and (iii) periodic grants of options and other stock-based compensation.

The Committee believes that this three-part approach best serves the interests of FCFG and its shareholders. It enables FCFG to meet the requirements of the highly competitive banking environment in which it operates, while ensuring that executive officers are compensated in a way that advances both the short and long-term interests of shareholders. The variable annual bonus permits individual performance to be recognized and is based, in significant part, on an evaluation of the contribution made by the officer to FCFG's overall performance. Options and other stock-based compensation relate a significant portion of long-term remuneration directly to stock price appreciation realized by FCFG's shareholders, and further serve to promote an executive's continued service to the organization.

BASE SALARY. Base salaries for FCFG's executive officers are based upon recommendations by the Chief Executive Officer, taking into account such factors as competitive industry salaries, an executive's scope of responsibilities, and individual performance and contribution to the organization. The Chief Executive Officer reviews all salary recommendations with the Committee, which then approves or disapproves such recommendations.

ANNUAL INCENTIVE. Executive officers have an annual incentive (bonus) opportunity with awards based on the overall performance of FCFG. The performance targets may be based on one or more of the following criteria: growth in assets, return on assets and return on equity.

FCFG's Chief Executive Officer determines the annual incentive pool at the commencement of each fiscal year. The size of the pool is based upon an assessment of FCFG's targeted performance as compared to previous year financial performance and the financial performance of other peer financial institutions. The Chief Executive Officer makes individual incentive recommendations to the Committee, within the limits of the pool, for eligible employees based upon an evaluation of their individual performance and contribution to FCFG's overall performance. If at the end of the fiscal year, FCFG's performance meets the targets that have been established, the incentives established at the beginning of the year are recommended to the Committee for approval. If actual performance is either higher or lower than the target, recommended incentives are adjusted upward or downward, accordingly.

STOCK OPTION AND OTHER STOCK-BASED COMPENSATION

Equity-based compensation is intended to more closely align the financial interests of FCFG's executives with long-term shareholder value, and to assist in the retention of executives who are key to the success of FCFG and its subsidiaries. Equity-based compensation has taken the form of incentive stock options pursuant to FCFG's existing stock option plans. The Committee determines from time to time which executives, if any, will receive stock options and determines the number of shares subject to each option. Grants of stock options are based on various subjective factors relating primarily to the responsibilities of individual executives, their past and expected future contributions to FCFG and prior option grants.

CHIEF EXECUTIVE OFFICER COMPENSATION

The base compensation for FCFG's President and Chief Executive Officer, Ken F. Parsons, was determined by the Committee with final approval by the Board of Director's of FCFG based on the same criteria as the compensation for the other executive officers. FCFG entered into an eight-year employment agreement with Mr. Parsons on September 1, 1996 (see "Employment Agreements"). The Chief Executive Officer's bonus potential is based on achievement of certain targeted results of the Company (for fiscal 1998, with respect to the Company's return on average assets) and is determined by the Committee with final approval by the Board of Directors. Mr. Parsons did not participate in matters relating to his own compensation.

CONCLUSION

The Committee believes that for the 1998 fiscal year, the compensation for Mr. Parsons, as well as for the other executive officers, were consistent with FCFG's overall compensation philosophy and clearly related to the realization of FCFG's goals and strategies for the year. The Committee also notes that return to shareholders, as evidenced by the Stock Performance Graph measurement of FCFG's performance against its industry group, is further evidence of what the Committee considers to have been highly satisfactory performance by the named executive and other executive officers during the 1998 fiscal year.

                  Respectfully submitted by Committee members:

             E. PAUL DETRAY - PATRICK L. MARTIN - RICHARD PANOWICZ
            KEN F. PARSONS (PRESIDENT AND CEO OF FCFG AND THE BANK)

                             STOCK PERFORMANCE GRAPH

The following line graph compares the total cumulative shareholder return on the Bank's Common Stock, based on quarterly reinvestment of all dividends, to the cumulative total returns of the Standard & Poor's S&P Composite 500 Index and the Nasdaq Banking Index. The graph assumes $100 invested on December 31, 1993, in the Bank's Common Stock and each of the indices.

                              [GRAPHIC OMITTED]



                                                                          PERIOD ENDING
--------------------------------------------------------------------------------------------------------------------------
INDEX                                 12/31/93      12/31/94      12/31/95       12/31/96        12/31/97        12/31/98
----------------------------------- ------------- ------------- -------------- -------------- --------------- ------------
FCFG                                  $100.00       $126.84        $144.38        $166.75        $194.99         $233.98

S&P 500                               $100.00       $ 98.46        $132.05        $158.80        $208.05         $263.53

NASDAQ - BANKS                        $100.00       $101.11        $146.42        $184.71        $302.17         $266.60

                         OWNERSHIP OF FCFG COMMON STOCK

The following table provides certain information with respect to persons, other than directors of the Company, known to the Company to own more than five percent beneficial ownership of its Common Stock at January 1, 1999, and information regarding executive officers and directors as a group. The address for all persons listed is the same address as that of the Company.


Name, Relationship with                           Number of Shares                       Percent of Class
      FCFG                                       Beneficially Owned                     Beneficially Owned
-----------------------                          ------------------                     ------------------
5% SHAREHOLDER

FCFG Employee Stock                                    542,099(1)                               25.50%
Ownership Plan ("KSOP")


DIRECTORS AND EXECUTIVE OFFICERS

Directors and Executive Officers as a                  510,880(2)                               24.03%
group(7)

-----------------
(1) In addition to the 33,429 unallocated shares held by the KSOP, includes 101,044, 191,550, 20,614, and 52,341 beneficially owned by Messrs.
     DeTray, Parsons, Arneson and Panowicz, respectively, solely as trustees of the KSOP, over which the KSOP disclaims beneficial ownership.


(2) Includes 33,429 unallocated shares held by the KSOP which are considered beneficially owned by Messrs. DeTray, Parsons, Panowicz and Arneson. Also includes options for 154,025 shares owned by directors and management, which are exercisable within 60 days of December 31, 1998.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

During 1998 many directors and executive officers of FCFG and the Bank and their associates were also customers of the Bank. It is anticipated that directors, executive officers, and their associates will continue to be customers of the Bank in the future. The Bank has had, and expects to have in the future, banking transactions in the ordinary course of its business with directors, officers, principal shareholders and their associates, on substantially the same terms, including interest rates and collateral, as those prevailing at the same time for comparable transactions with others and which do not involve more than the normal risk of collectability or present other unfavorable features.

KENNETH WILCOX LOAN. In April, 1993, Mr. Kenneth Wilcox, a director of FCFG and FCB, loaned $450,000 to IMS, a wholly owned subsidiary that was owned by FCFG (and subsequently merged into FCFG) for the purpose of acquiring data processing equipment to be used by IMS in its business. The term of the loan was five years, and on August 4, 1998, the outstanding amount due under this obligation was paid in full.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

FCFG has adopted procedures to assist its directors and executive officers with
Section 16(a) of the Securities Exchange Act, which includes assisting the officer or director in preparing forms for filing with the Securities Exchange Commission. Based on the review of such forms, FCFG believes that all of its executive officers and directors complied with all filing requirements applicable to them.

          PROPOSAL NO. 2 - APPROVAL OF 1999 EMPLOYEE STOCK OPTION PLAN

On February 18, 1999, the Board of Directors approved the 1999 Employee Stock Option Plan (the "1999 Employee Plan"), subject to shareholder approval. If approved, no further options will be granted under the existing Plan. The purpose of the 1999 Employee Plan is to aid in retaining and attracting competent employees, and to provide an incentive to employees to improve the performance of the Company. The material features of the 1999 Employee Plan are summarized below.

PARTICIPANTS. The 1999 Employee Plan provides for the issuance of nonqualified stock options("NQSOs") and incentive stock options ("ISOs"), from time to time, to employees of the Company.

ADMINISTRATION OF THE PLAN. A maximum of 40,000 shares of Common Stock are reserved for issuance under the 1999 Employee Plan, which will be administered by the Board of Directors (or a committee of the Board).

GRANT AND PRICE OF OPTIONS. The Board of Directors (or a committee of the Board) will determine the terms and conditions of the options granted under the 1999 Employee Plan, including the price, the date or conditions on which the options become exercisable and the termination date (subject to the terms of the plan).

The 1999 Employee Plan provides that the exercise price of any option granted under the Plan may be no less than the greater of the fair market value or net book value of the stock at the date the option is granted. The exercise price of an ISO may not be less than the fair market value of the Common Stock at the date the option is granted, and in some cases must be at least 110% of such fair market value. No option may in any event be exercisable more than ten years from the date of the grant of such option, and under certain circumstances ISOs may not be exercisable more than five years from the date of grant.

FEDERAL TAX TREATMENT. The 1999 Employee Plan provides for the issuance of options which qualify as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, and nonqualified stock options. Holders of ISOs incur no tax (and the Company is not entitled to a deduction) on the grant or exercise of such options. When stock received upon exercise of an ISO is sold, the holder incurs tax at capital gain rates. In order to qualify under Section 422, ISOs are subject to a number of restrictions, including the following: (i) the option price may not be less than the fair market value of the stock at the time the option is granted, and (ii) the market value of the stock for which an employee's incentive stock options become exercisable in any year may not exceed $100,000.

TERMINATION AND AMENDMENT OF PLAN. The Board of Directors may terminate the 1999 Employee Plan at any time without shareholder approval. The Board of Directors may amend the 1999 Employee Plan at any time; PROVIDED, HOWEVER, that shareholder approval is required to increase the number of shares of Common Stock authorized for issuance under the 1999 Plan.


--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE BY STOCKHOLDERS FOR APPROVAL OF THE 1999 EMPLOYEE STOCK OPTION PLAN. THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE SHARES OF COMMON STOCK PRESENT IN PERSON OR BY PROXY AT THE ANNUAL MEETING IS REQUIRED TO APPROVE THIS PROPOSAL.

--------------------------------------------------------------------------------


                                    AUDITORS

The firm of Knight, Vale & Gregory Inc. P.S. performed the audit of the consolidated financial statements for FCFG and its wholly owned subsidiaries, for the year ended December 31, 1998.

                                  OTHER MATTERS

The Board of Directors knows of no other matters to be brought before this Annual Meeting. However, if other matters should properly come before the meeting, it is the intention of the persons named in the Proxy to vote the Proxy in accordance with the recommendations of management on such matters.

                      MANAGEMENT'S DISCUSSION AND ANALYSIS
                OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

Management's discussion and analysis of the Company should be read in conjunction with the accompanying consolidated financial statements. This analysis compares 1998 results and financial position with that of 1997 and 1996.

FORWARD-LOOKING INFORMATION

Statements appearing in this report which are not historical in nature, including the discussions of the effects of recent mergers and the adequacy of the Company's capital resources, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are subject to the risks and uncertainties that may cause actual future results to differ materially. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this Proxy Statement. FCFG does not undertake any obligation to publicly release any revisions to forward-looking statements contained in this Proxy Statement, with respect to events or circumstances after the date of this Proxy Statement, or to reflect the occurrence of unanticipated events.

Such risks and uncertainties with respect to the Company include those related to the economic environment, particularly in the region in which the Company operates, competitive products and pricing, fiscal and monetary policies of the federal government, changes in government regulations affecting financial institutions, including regulatory fees and capital requirements, changes in prevailing interest rates, acquisitions and the integration of acquired businesses, credit risk management and asset/liability management, the financial and securities markets, and the availability of and costs associated with sources of liquidity.

PERFORMANCE OVERVIEW

In 1998 the Company achieved record annual earnings of $3,605,000. The 1998 results compare favorably to the net income recorded for 1997, when the Company focused on growth of the organization through the acquisition of Prairie Security Bank and four branches from Wells Fargo Bank, as well as 1996. As a result of the growth in 1997, and its short term impact on earnings for that year, net income increased by 401% over 1997 net income of $719,000, and by 94% over 1996 net income of $1,861,000.

Basic earnings per share for 1998 was $1.74 per share as compared to $.36 per share for 1997 and $1.01 per share for 1996. Return on average assets increased to 1.26% in 1998 from .29% and 1.08% in 1997 and 1996 respectively. Return on average total equity also increased to 12.61% from 2.76% in 1997 and 9.30% in 1996. The 1997 results were affected by significant charges related to the Company's acquisitions and costs associated with the repurchase of stock options.

The accompanying "Summary of Operations Analysis" is presented as a supplement to the consolidated statement of income. This table should not be viewed as a substitute for the generally accepted accounting principle-based financial statements presented elsewhere in this report. Management believes that the analysis is meaningful to understand the results and trends in operating income separately from nonrecurring transactions, non-core activities and certain provisions. There are three primary differences between the consolidated statement of income and the operating income analysis. First, the line items are presented in a slightly different order. Second, certain transactions that are nonrecurring or that are not related to what management believes is core business are not included in non-interest income and non-interest expenses in determining operating income. Finally, operating income is income before the provision for credit losses, non-core items and income taxes.

The provision for credit losses is deducted from operating income as its amount is based on the analysis of the required level of the allowance for possible credit losses and can be subject to fluctuation due to the prevailing level of charge-offs. Due to the format of this presentation, the line items may not agree directly to the Consolidated Financial Statements. For detailed information on the items presented as non-core, refer to the respective discussions of "Non-interest Income" and "Non-interest Expenses".

SUMMARY OF OPERATIONS ANALYSIS


(THOUSANDS)                                               1998                   1997                   1996
Net interest income                                     $  14,727              $  13,121              $   9,622
Non-interest income                                         5,032                  3,293                  2,049
Non-interest expenses                                     (14,061)               (13,216)                (8,606)
                                                        ----------             ---------              ---------
Operating income                                            5,698                  3,198                  3,065

Provision for credit losses                                  (425)                (1,015)                  (261)

Non-core items
     Merger and integration costs                            (391)                  (968)                    --
     Asset write-down                                         (36)                  (140)                  (225)
     Repurchase of stock options                               --                 (1,133)                    --
     Life insurance income                                     --                  1,110                     --
     Officer survivor benefits                                 --                   (379)                    --
     Other                                                     --                   (187)                    --
                                                        ---------              ----------             ------------
                                                             (427)                (1,697)                  (225)

Income before income taxes                                  4,846                    486                  2,579
                                                        ---------              ---------              ---------
(Provision) Benefit for income taxes                       (1,241)                   233                   (718)
                                                        ----------             ---------              ---------
Net income                                              $   3,605              $     719              $   1,861
                                                        ----------             ---------              ---------
                                                        ----------             ---------              ---------

Operating income for 1998 increased $2,500,000, or 78% from 1997. Highlights for the period include:

     - Net interest income increased $1,606,000, or 12%. The growth in net interest income was the result of a greater average volume of loans and investment securities in 1998 than in previous years.

     - Non-interest income increased $1,739,000, or 53% over 1997. The increase reflected the growth in origination of mortgage loans, gains on sales of loans and assets, service charges on deposit accounts, and other fee income.

     - Non-interest expenses increased $845,000, or 6%. This was the result of the costs associated with having a full year of operation of the larger branch structure created in 1997, including facilities and personnel costs.

     - The reduction in provision for credit losses in 1998 from 1997 primarily reflected the impact of the 1997 integration of the loan portfolio of Prairie Security Bank.

RESULTS OF OPERATIONS

NET INTEREST INCOME

Net interest income in 1998 increased by $1,606,000, or 12%, from 1997. The net interest margin decreased 12 basis points from 5.98% to 5.86%.

Total interest income increased by $2,252,000 over 1997 to $23,412,000. Increases in average asset balances in 1998 accounted for $2,630,000 of the increase while the comparable interest income was reduced by $378,000 due to a reduction in interest rates earned resulting from market conditions. The earnings effect of the 8% increase in average loan balances exceeded the impact of declining yields by $990,000. Interest income from investment securities increased $1,566,000 from 1997 to 1998. Of this increase, $1,490,000 resulted from the increased average balance in securities, and $76,000 resulted from a higher yield obtained on the portfolio. Despite the increased yield on the investment portfolio, the yield on total earning assets decreased because in 1998 the loan portfolio represented a smaller proportion of total earning assets. In 1998, the loan portfolio accounted for 77% of the total average earning assets, as opposed to 1997 when the relationship was 82%. Reduced balances maintained in Federal funds sold and interest bearing deposits provided $304,000 less income in 1998 than 1997.

Interest expense in 1998 increased $646,000 over 1997. The average balance of interest bearing deposits increased 13% during the year. This had the effect of raising interest expense by $689,000. However a reduction in interest rates paid during the period served to offset the volume increases by $182,000. The increase in borrowed balances less the effect of a reduced average rate on the type of borrowings had a net effect of increased interest expense of $139,000. The effective rate paid on deposits and borrowed funds declined by 22 basis points to 4.09%.

An analysis of the change in net interest income is as follows (THOUSANDS):


                                                  1998 compared to 1997                 1997 compared to 1996
                                                Increase (decrease) due to            Increase (decrease) due to
                                             Volume        Rate         Net        Volume        Rate         Net
Interest earned on:
  Loans                                      $1,473        $(483)        $990      $5,064        $(260)      $4,804
  Federal funds sold and deposits in           (333)          29         (304)        311          (19)         292
    banks
  Investment securities                       1,490           76        1,566         702           84          786
    Total interest income                     2,630         (378)       2,252       6,077         (195)       5,882

Interest paid on:
  Savings, NOW and MMA                          588          (80)         508         931         (128)         803
  Time deposits                                 101         (102)          (1)      1,545          (10)       1,535
  Other borrowings                              161          (22)         139          63          (18)          45
    Total Interest expense                      850         (204)         646       2,539         (156)       2,383

    Net interest income                      $1,780        $(174)      $1,606      $3,538         $(39)      $3,499

The change in interest due to both rate and volume has been allocated to volume and rate changes in proportion to the relationship of the absolute dollar amounts of the change in each.

Average consolidated statements of financial position and analysis of net interest spread were as follows (dollars in thousands):


-----------------------------------------------------------------------------------------------------------------------------------
                                             1998                               1997                              1996

                                           Interest                          Interest                           Interest
                                 Average   Income     Average     Average    Income      Average    Average     Income     Average
                                 Balance   (Expense)  Rates       Balance    (Expense)   Rates      Balance     (Expense)  Rates
Earning Assets:
  Loans(1)                       $194,016   $19,811     10.21%    $179,396    $18,821      10.49%   $131,185     $14,017     10.68%

  Federal funds sold and
    interest bearing deposits
    in banks                        9,529       532      5.58%      15,484        836       5.40%      9,735         544      5.59%

  Investment securities            47,930     3,069      6.40%      24,606      1,503       6.11%     13,005         717      5.51%

Total earning assets and
  interest income                 251,475    23,412      9.31%     219,486     21,160       9.64%    153,925      15,278      9.93%
                                  -------    ------                -------     ------                -------      ------

Other Assets:

  Cash and due from banks          12,178                           10,907                             9,150

  Bank premises and equipment      10,312                           10,173                             7,480

  Other assets                     15,329                           11,725                             3,641

  Allowance for credit losses      (2,276)                          (1,954)                           (1,417)

Total Assets                     $287,018                         $250,337                          $172,779
                                  -------                          -------                           -------
                                  -------                          -------                           -------

-------------------------------------------------------------------------------------------------------------------------------

Liabilities and Stockholders'
Equity

Interest bearing liabilities:

  Deposits:

    Savings, NOW, and
    Money Market Deposits        $112,779   $(3,091)     2.74%     $91,220    $(2,584)      2.83%    $58,616     $(1,781)     3.04%

    Time deposits                  95,273    (5,299)     5.56%      93,457     (5,300)      5.67%     66,201      (3,765)     5.69%
                                   ------     -----                 ------     -------                ------      -------

Total interest bearing deposits  $208,052    (8,390)     4.03%    $184,677     (7,884)      4.27%   $124,817      (5,546)     4.44%

Other borrowings                    4,269      (295)     6.91%       1,863       (155)      8.32%      1,137        (110)     9.67%
                                    -----       ---                  -----       -----               -------        -----

Total interest bearing
  liabilities
  and interest expense            212,321    (8,685)     4.09%     186,540     (8,039)      4.31%    125,954      (5,656)     4.49%
                                  -------     -----                -------     -------               -------      -------

Non-interest bearing deposits      44,468                           35,685                            26,320

Other liabilities                   1,640                            2,076                               490

Stockholder equity                 28,589                           26,036                            20,015
                                   ------                           ------                            ------

Total liabilities,
  stockholders' equity
  and net interest income        $287,018   $14,727               $250,337    $13,121               $172,779      $9,622
                                 --------   -------               --------    -------               --------      ------
                                 --------   -------               --------    -------               --------      ------
-----------------------------------------------------------------------------------------------------------------------------------

Net interest income as an
average
  of earnings assets:

  Interest Income                                        9.31%                              9.64%                             9.93%

  Interest Expense                                       3.45%                              3.66%                             3.67%
                                                         -----                              -----                             -----

Net Interest Income                                      5.86%                              5.98%                             6.25%
                                                         -----                              -----                             -----
-----------------------------------------------------------------------------------------------------------------------------------

(1) For purposes of these computations, non-accrual loans are included in the average loan balance outstanding. Loan fees and late charges of $1,902,000, $1,991,000 and $1,440,000 are included in interest income in 1998, 1997 and 1996.

NON-INTEREST INCOME

Total non-interest income increased by $733,000 to $4,996,000 over the 1997 amount of $4,263,000. Increased origination fees on mortgage loans of $521,000, or 69% was the primary factor for increased non-interest income. Service charges on deposit accounts increased $321,000, or 20% to $1,931,000. Other non-interest income increased by $995,000 from 1997 to $1,788,000. This increase was led by $431,000 in gains on sales of real properties and the consumer credit card portfolio. Increased revenues from the financial services division amounted to $321,000. The remainder was increases in other miscellaneous fees and charges.

NON-INTEREST EXPENSE

Non-interest expense, excluding non-core items, increased to $14,061,000 from $13,216,000 in 1997, an increase of 6%. Increases in general operating expenses reflected 1997 growth. Total compensation expense increased by $313,000, or 4%. Facility operation costs increased $218,000 as additional locations were operational for the full year in 1998. Equipment costs decreased slightly from 1997. The ratio of non-interest expense, excluding non-core items, as a percent of average total assets for the year decreased to 4.90% from 5.28% in 1997.


                                                                      1998           1997         1996
                                                                           (DOLLARS IN THOUSANDS)
NONINTEREST EXPENSES

Salaries and benefits                                               $ 7,864       $ 7,551        $4,544
Occupancy                                                             1,091           807           618
Equipment                                                             1,239         1,305           835
Other                                                                 3,867         3,553         2,609
                                                                    -------       -------        ------
                                                                     14,061        13,216         8,606
NONCORE EXPENSE ITEMS

Merger and integration costs                                            391           968            --
Officer survivor benefits                                                --           379            --
Repurchase of stock options                                              --         1,133            --
Other                                                                    --           187            --
                                                                    -------       -------        ------
                                                                        391         2,667            --

                                                                    $14,452       $15,883        $8,606

NON-CORE NON-INTEREST EXPENSE ITEMS. In connection with the acquisition of Prairie Security Bank and the four Wells Fargo Bank branches, merger and integration costs of $968,000 were incurred in 1997. These costs were incurred primarily for employee severance, professional fees, costs to eliminate redundant computer systems, administrative functions and premises and equipment. Included in this amount is $207,000 of goodwill amortization from the Prairie Security Bank acquisition and $83,000 of core deposit premium amortization from the Wells Fargo Bank branch acquisition for 1997. Similar expenses for 1998 included $190,000 of goodwill amortization and $201,000 of core deposit premium amortization.

In 1997, the Company repurchased stock options from two former executives of Northwest Community Bank, necessitating the recognition of $1,133,000 in compensation and related settlement costs.

In connection with the Bank's Executive Supplemental Income plan of which John
R. Johnson, Sr., a Bank officer, was a participant, the Bank recognized costs in 1997 for survivor benefits and related costs upon his death in the amount of $379,000.

FINANCIAL CONDITION

OVERVIEW

Consolidated total assets decreased 8% or $22,908,000 to $271,566,000. This was led by a decline in time certificate of deposit balances, as the Bank endeavored to improve the mix of deposits in favor of non-interest bearing demand accounts. Loan balances decreased slightly, one quarter of one percent, to $194,361,000. As a percentage of total assets, loans increased from 66% in 1997 to 72% in 1998 and the ratio of loans to deposits climbed from 75% at the end of 1997 to 83% at year-end 1998.

INVESTMENTS

The Company's investment portfolio decreased 15% to $36,095,000. The decrease in investments coincides with the decrease in deposits. As deposits dropped and loan balances remained steady, the investment portfolio and short term cash equivalents were decreased. Included in the portfolio are securities classified as "held-to-maturity", which are recorded at an amortized cost of $677,000, as well as securities classified as "available-for-sale", which are recorded at their fair value of $35,418,000. Because the available-for-sale portfolio is carried at fair value, its carrying value fluctuates with changes in market factors, primarily interest rates.

The carrying amount of securities and the approximate fair values were as follows (dollars in thousands):


                                                       Gross           Gross         Estimated
                                                     Amortized       Unrealized     Unrealized         Fair
                                                        Cost           Gains          Losses          Value

Available-for-Sale Securities

December 31, 1998
  Equity Securities                                  $    2,009      $    --         $    --        $   2,009
  U.S. Government and agency securities                  15,578          114             255           15,437
  Corporate Securities                                    1,444           14              --            1,458
  Mortgage backed securities                             11,144           63               7           11,200
  State and municipal securities                          5,200          120               6            5,314
                                                     $   35,375      $   311         $   268        $  35,418

December 31, 1997
  Equity securities                                  $    2,709      $    --         $    --        $   2,709
  U.S. Government and agency securities                  22,042           98              26           22,114
  Corporate securities                                    4,657            4               2            4,659
  Mortgage backed securities                              8,649            8              32            8,625
  State and municipal securities                          3,498           54               1            3,551
                                                     $   41,555      $   164         $    61        $  41,658


                                                       Gross           Gross         Estimated
                                                     Amortized       Unrealized     Unrealized         Fair
                                                        Cost           Gains          Losses          Value
December 31, 1996
  Equity securities                                  $    2,053      $    --         $    --        $   2,053
  U.S. Government and agency securities                   3,557            6              27            3,536
  Corporate securities                                      855           --               1              854
  Mortgage backed securities                                745           --              11              734
  State and municipal securities                            323           13              --              336
                                                     $    7,533      $    19         $    39        $   7,513

Held-to-Maturity Securities

December 31, 1998
  State and municipal securities                     $      677      $      58       $     1        $     734

December 31, 1997
  State and municipal securities                     $      959      $      67       $     2        $   1,024

December 31, 1996
  U.S. Government and agency securities              $    1,251      $       4       $    --        $   1,255
  Corporate securities                                      251             --            --              251
  State and municipal securities                          1,680             69             6            1,743
                                                     $    3,182      $      73       $     6        $   3,249

The stated maturities of debt securities were as follows at December 31, 1998 (dollars in thousands):


                                               Held-to-Maturity Securities          Available-for-Sale Securities
                                               ----------------------------         -----------------------------
                                                          Estimated    Weighted                 Estimated    Weighted
                                             Amortized         Fair     Average    Amortized         Fair     Average
                                                  Cost        Value       Yield         Cost        Value       Yield
Due in one year or less                          $  --        $  --         --%       $2,140       $2,132       5.89%
Due after one year through five years              170          182       5.19%        6,421        6,503       6.51%
Due after five years through ten years             507          552       5.64%        9,986       10,071       5.97%
Due after 10 years                                  --           --         --%       14,819       14,703       6.40%
                                                  $677         $734                  $33,366      $33,409

Mortgage backed securities are allocated based on their anticipated principal repayment.

Gross realized gains and gross realized losses on sales of securities available for sale were $11,000 and $5,000, respectively, for 1998.

LOANS

Loan balances declined by $500,000 to $194,361,000 in 1998. In the declining interest rate environment experienced during the year, the Bank sought both to minimize the decline in yield and to improve the credit quality of the portfolio. As a result of these dual objectives, the Bank did not experience the loan growth it had in previous years.

The composition of the loan portfolio was as follows at December 31 (dollars in thousands):


                                           1998          % of          1997          % of          1996          % of
                                      Portfolio     Portfolio     Portfolio     Portfolio     Portfolio     Portfolio
Commercial                             $ 29,446         15.2%      $ 36,995         19.0%       $27,353         20.9%
Real estate construction                 17,390          8.9%        24,423         12.5%        14,071         10.8%
Real estate mortgage                    141,120         72.6%       124,954         64.1%        83,242         63.7%
Consumer                                  6,405          3.3%         8,489          4.4%         5,966          4.6%

                                       $194,361       100.00%      $194,861       100.00%      $130,632       100.00%

The Bank's loan portfolio is concentrated in real estate secured loans, which comprise 81.5% of the portfolio in 1998. This percentage increased from 76.6% in 1997 and 74.5% in 1996.

The following table shows the maturity analysis of commercial and real estate construction loans outstanding as of December 31, 1998 (dollars in thousands):


                                                                     After One
                                                     Within         But Within               After
                                                   One Year         Five Years          Five Years              Total
Commercial                                          $15,379            $10,172              $3,895            $29,446
Real estate construction                             15,579              1,677                 134             17,390

                                                    $30,958            $11,849              $4,029            $46,836

Of these loans maturing after one year, $9,752,000 have predetermined, or fixed interest rates and $6,127,000 have floating or adjustable interest rates.

DEPOSITS

Total deposits decreased by $27,534,000, or 10% from 1997 to $235,587,000. The proportion of the demand deposits to total deposits increased to 19.8% in 1998 from 16.4% in 1997. Interest bearing demand deposits to total deposits also increased by 3.2 percentage points and savings accounts percentage increased by 50 basis points. These increases offset the decrease in the percentage of time deposits, the most expensive form of deposit. Since the average cost of time deposit accounts is 270 basis points higher than interest bearing demand accounts, 5.56% interest expense rate vs. 2.86%, and 319 basis points higher than savings accounts, 5.56% compared to 2.37%, this shift in deposit mix serves to decrease the Bank's cost of funds.

The Bank's deposits at December 31 are summarized as follows (dollars in thousands):


                                         1998                           1997                          1996
                               Amount    Percent    Rate     Amount    Percent    Rate      Amount    Percent    Rate


Demand Deposits               $ 46,538     19.8             $ 43,245      16.4             $ 24,719      16.1
Interest bearing demand         84,427     35.8     2.86%     85,740      32.6    2.78%      42,541      27.7    3.09%
Savings Accounts                25,117     10.7     2.37%     26,743      10.2    2.92%      16,235      10.6    2.91%
Other time deposits             79,505     33.7     5.56%    107,393      40.8    5.67%      69,939      45.6    5.69%

                              $235,587    100.0             $263,121     100.0             $153,434     100.0

Certificates of deposit at December 31, 1998 are scheduled to mature as follows (dollars in thousands):


                                                          Under                $100,000
                                                        $100,000               and over                 Total

0-90 days                                                 $18,244               $ 4,575                $ 22,819
91-180 days                                                11,488                 2,309                  13,797
181-365 days                                               27,899                 5,884                  33,783
Over 1 year                                                 7,809                 1,297                   9,106
                                                          $65,440               $14,065                 $79,505

ASSET QUALITY

Nonperforming assets consist of loans on which interest is no longer accrued, accruing loans past due 90 days or more and foreclosed real estate and other assets. Total nonperforming assets decreased 27% to $5,059,000 at December 31, 1998 from $6,937,000 at year-end 1997. This decrease is attributable to the reduction in the non-accrual loans. The balance of these loans decreased by 43%, or $1,889,000 to $2,492,000. Any anticipated losses on these loans have been fully reserved for in the allowance for credit losses. The remainder of the classes of non-performing assets decreased in aggregate by $11,000.

Nonperforming assets were as follows at December 31 (dollars in thousands):


                                                                     1998                  1997                  1996
Non-accrual loans                                                  $2,492                $4,381                $1,898
Accruing loans past due 90 days or more                               471                   319                 1,238
Foreclosed real estate                                              2,096                 2,105                 1,063
Other assets                                                            0                   132                    17
                                                                   $5,059                $6,937                $4,216

The gross interest income that would have been recorded in 1998 if the loans had been current in accordance with their original terms and had been outstanding throughout the period or since origination, if held for part of the period amounts to $248,000. No interest income on those loans was included in net income for 1998.

The Company is not aware of any loans continuing to accrue interest at December 31, 1998 that represent or result from trends or uncertainties which management reasonably expects will materially impact future operating results, liquidity, or capital resources, or represent material credits about which management is aware of any information which would raise serious doubts as to the ability of such borrowers to comply with the loan repayment terms.

ALLOWANCE FOR CREDIT LOSSES

The allowance for credit losses reflects management's current estimate of the amount required to absorb losses on existing loans and commitments to extend credit, as well as an additional amount to provide a supplementary margin of safety. Determination of the appropriate level of the allowance is based on an analysis of various factors including historical loss experience based on volumes and types of loans; volumes and trends in delinquencies and non-accrual loans; trends in portfolio volume; results of internal and independent external credit reviews; and anticipated economic conditions. An analysis of the adequacy of the allowance is subject to quarterly review by the Board of Directors. Based on this analysis, management considers the allowance for credit losses to be adequate.

Transactions in the allowance for credit losses for the years ended December 31, 1998, 1997 and 1996 are as follows (dollars in thousands):


                                                                1998                 1997                 1996
Balance at beginning of year                                   $2,122               $1,420               $1,376

Provision charged to non-interest expense                         425                1,015                  261

Transfer from Prairie Security Bank                                --                  469                   --

Losses charged to allowance
         Commercial                                              (219)                (627)                 (34)
         Real Estate Mortgage                                     (98)                 (69)                (116)
         Consumer                                                 (94)                (111)                 (77)
                                                             ---------              -------              -------

                                                                 (411)                (807)                (227)

Recoveries credited to allowance                                  154                   25                   10
                                                             --------               ------               ------

         Net charge-offs                                         (257)                (782)                (217)

Balance at end of year                                         $2,290               $2,122               $1,420
         Ratio of net charge-offs to
         Average Loans Outstanding                                .13%                 .44%                 .17%

The balance of loans charged off decreased to $411,000 in 1998 from $807,000 in 1997. Recoveries of loans previously written off increased to $154,000 during 1998 from $25,000 in 1997.

In May 1993, the Financial Accounting Standards Board (FASB) issued SFAS No. 114, "Accounting by Creditors for Impairment of a Loan" and in October 1996, issued SFAS No. 118, "Accounting by Creditors for Impairment of a Loan--Income Recognition Disclosures, an amendment to SFAS No. 114". The Company measures impaired loans based on the present value of expected future cash flows discounted at the loan's effective interest rate or, as a practical expedient, at the loan's observable market price or the fair market value of the collateral if the loan is collateral dependent. The Company excludes loans that are currently measured at fair value or at lower of cost or fair value, and certain large groups of smaller balance homogeneous loans that are collectively measured for impairment. At December 31, 1998, 1997 and 1996, the Company's recorded investment in certain loans that were considered to be impaired was $2,492,000, $4,381,000 and $1,898,000, respectively, all of which was classified as nonperforming. Of these impaired loans, $1,238,000, $992,000 and $1,493,000 had a related valuation allowance of $227,000, $139,000 and $132,000, for 1998, 1997, and 1996 respectively. No allocation of the allowance for credit losses was considered necessary for the remaining impaired loans. The balance of the allowance for credit losses in excess of these specific reserves is available to absorb losses from all loans.

It is the Company's policy to charge-off any loan or portion of a loan that is deemed uncollectible in the ordinary course of business. The entire allowance for credit losses is available to absorb such charge-offs. The Company has history to draw from regarding loan losses and therefore allocates its allowance for credit losses primarily on the basis of historical occurrence. Based on certain characteristics of the portfolio, losses can be anticipated for major loan categories.

In the following table, the allowance for possible credit losses at December 31, 1998, 1997 and 1996 has been allocated among major loan categories based on a number of factors including quality, volume, economic outlook and other business considerations (dollars in thousands):


                                               1998                       1997                        1996
                                                    % of Total                 % of Total                  % of Total
                                       Allowance         Loans    Allowance         Loans     Allowance         Loans
Commercial Loans                            $576         15.2%         $678         19.0%         $ 412         20.9%
Real Estate Loans                          1,633         81.5%        1,200         76.6%           887         74.5%
Consumer Loans                                81          3.3%          244          4.4%           121          4.6%

     Total Allowance                      $2,290        100.0%       $2,122        100.0%        $1,420        100.0%

LIQUIDITY, RATE SENSITIVITY AND MARKET RISK

The Company's assets and liabilities are managed to maximize long-term shareholder returns by optimizing net interest income within the constraints of maintaining high credit quality, conservative interest rate risk disciplines and prudent levels of liquidity. The Asset/Liability Committee meets regularly to monitor the composition of the balance sheet, to assess current and projected interest rate trends, and to formulate strategies consistent with established objectives for liquidity, interest rate risk and capital adequacy.

Liquidity management involves the ability to meet cash flow requirements of customers who may be either depositors wanting to withdraw funds or borrowers needing assurance that sufficient funds will be available to meet their credit needs. Liquidity is generated from both internal and external sources. Internal sources are those assets that can be converted to cash with little or no risk of loss. These include overnight investments in federal funds sold and investment securities, particularly those of shorter maturity, and are the principal source of asset liquidity. At December 31, 1998, cash, deposits in banks, Federal funds sold and securities available for sale totaled $50,675,000. External sources refer to the ability to attract new liabilities and capital. They include increasing savings and demand deposits, federal funds purchased, and the issuance of capital and debt securities. At December 31, 1998, overnight and federal funds borrowing lines of credit totaled $19,075,000 and was used occasionally during 1998. The Bank also has preestablished term borrowing lines available with the Federal Home Loan Bank of approximately $15,675,000. This credit facility has remained unused in 1998.

Management believes the Bank's liquidity position at December 31, 1998, was adequate to meet its short term funding requirements.

Interest rate sensitivity is closely related to liquidity, as each is directly affected by the maturity of assets and liabilities. The Company's net interest margin is affected by changes in the level of market interest rates. Management's objectives are to monitor and control interest rate risk and ensure predictable and consistent growth in net interest income.

Management considers any asset or liability which matures, or is subject to repricing within one year to be interest sensitive, although continual monitoring is performed for other time intervals as well. The difference between interest sensitive assets and liabilities for a defined period of time is known as the interest sensitivity "gap", and may be either positive or negative. If positive, more assets reprice before liabilities. If negative, the reverse is true. Gap analysis provides a general measure of interest rate risk but does not address complexities such as prepayment risk, interest rate floors and ceilings imposed on financial instruments, interest rate dynamics and customers' response to interest rate changes. Currently the Banks' interest sensitivity gap is negative within one year. Assuming that general market interest rate changes affected the repricing of assets and liabilities in equal magnitudes, this indicates that the effects of rising interest rates on the Company would be a decrease in the net interest margin, whereas falling interest rates would cause a corresponding increase in the margin.


                                            Interest Rate Gap Analysis
                                                 December 31, 1998
                                                                      After One
                                                     Within           But Within       After
(dollars in thousands)                               One Year         Five Years       Five Years         Total
Loans                                                 $ 77,928           $90,216         $28,181          $196,325
Securities:
    Available for sale                                   2,132             6,503          24,774            33,409
    Held to maturity                                        --               170             507               677
Interest bearing deposits with banks                       127                --              --               127
Federal funds sold                                       2,815                --              --             2,815
    Total Earning Assets                                83,002            96,889          53,462           233,353

Deposits:
    Savings, NOW and money market                      109,544                --              --           109,544
    Time certificates of deposit                        70,400             9,093              12            79,505
Short-term borrowings                                      500                --              --               500
Long-term debt                                           2,808                --              --             2,808

    Total Interest Bearing Liabilities                 183,252             9,093              12           192,357

    Net Interest Rate Sensitivity Gap                ($100,250)          $87,796         $53,450         $  40,996

The Company's market risk is impacted by changes in interest rates. Other types of market risk, such as foreign currency exchange rate risk and commodity price risk, do not arise in the normal course of the Company's business.

The Company has market risk in the form of interest rate risk on it's financial assets. In an effort to understand the relative impact of this risk on the Company's current financial situation, a process known as a rate shock is applied to the current financial assets.

Rate shock is a process wherein the characteristics of the financial assets of the Company are reviewed in the event they are subjected to an instantaneous and complete adjustment in the market rate of interest. These results are modeled to determine the effects on interest rate margin for the succeeding twelve months from the repricing of variable rate assets and liabilities where applicable. The level of impact on the various assets and liabilities are also estimated for their sensitivity to pricing changes of such a market interest rate change.

The change in net interest margin in the event market interest rates were to immediately rise or fall by 100 basis points is estimated to be $200,000. This amount represents approximately 1.4% of the 1998 net interest income.

CAPITAL

Consolidated capital of FCFG increased $4,176,000 in aggregate during 1998. In addition to net earnings of $3,605,000, significant changes to capital included payments made on the guaranteed KSOP obligation, which added $338,000, and additional capital through the exercising of stock options provided $277,000.

There are regulatory constraints placed upon capital adequacy, and it is necessary to maintain an appropriate ratio between capital and assets. Regulations require banks and holding companies to maintain a minimum "leverage" ratio (primary capital ratio) of total assets. For the most highly rated holding companies this ratio must be at least 3%, and for others it must be 4 to 5%. At December 31, 1998, the Company's leverage ratio was 8.59%, compared to 6.58% at year-end 1997. For regulatory purposes, the associated goodwill and core deposit premium is treated as a reduction of capital. In addition, holding companies are required to meet minimum risk-based capital guidelines under which risk percentages are assigned to various categories of assets and off-balance-sheet items to calculate a risk-adjusted capital ratio. Tier I capital generally consists of common stockholders' equity, less goodwill and other intangible assets, while Tier II capital includes the allowance for possible loan losses, subject to 1.25% limitation of risk-adjusted assets. The rules require Tier II capital of 4% of risk-adjusted assets and total capital (combined Tier I and Tier II) of 8%. At December 31, 1998, the Tier I capital ratio was 10.60%, and total capital was 11.64%. The similar ratios at December 31, 1997 were a Tier I capital ratio of 8.30% and a total capital ratio of 9.22%.

The following table sets forth certain operating and capital ratios for the Company at December 31:


                                                             1998                  1997                  1996
Return on Average Assets                                     1.26%                  .29%                 1.08%
Return on Average Equity                                    12.61%                 2.76%                 9.30%
Average Equity to Average Assets Ratio                       9.96%                10.40%                11.58%

No cash dividends were paid in 1998, 1997 or 1996.



                                 FUTURE OUTLOOK

The following statements are forward-looking and should be read in conjunction with information contained in the section entitled "Forward-looking Information".

Because of the rapid growth the Bank experienced in 1997 and prior years, management focused significant efforts in 1998 at integrating acquired business, and achieving the efficiencies made possible through the growth and acquisitions. Consequently, 1998 earnings were significantly improved over previous years, and growth of the Bank was restricted. Although the financial effects of many of the efficiencies achieved were realized in 1998, some, including the effects of branch closures which occurred during the fourth quarter of 1998, will not be realized until 1999.

Management believes that some of the Bank's existing markets have significant potential for further expansion, and is contemplating a strategy of expanding the Bank's branch presence in those markets. While this is an important long-term strategy in terms of increasing the Bank's market share and maintaining earnings growth, it is expected to increase the Bank's operating costs in the short-term.

The acquisition of established businesses has been an important strategy employed by the Company for entering new markets and for further penetrating existing markets. Although the Company is not currently active in seeking acquisition candidates, the Company may become active in certain markets.

                                YEAR 2000 ISSUES

The century date change for the year 2000 is a serious issue that may impact virtually every organization, including FCFG. Many software programs are not able to recognize the year 2000, since most programs and systems were designed to store calendar years in the 1900s by assuming the "19" and storing only the last two digits of the year. The problem is especially important to financial institutions since many transactions, such as interest accruals and payments, are date sensitive, and because FCFG and the Bank interact with numerous customers, vendors and third party service providers who must also address the year 2000 issue. The problem is not limited to computer systems. Year 2000 issues will also potentially affect every system that has an embedded microchip, such as automated teller machines, elevators and vaults.

FCFG'S STATE OF READINESS

FCFG and the Bank is committed to addressing these Year 2000 issues in a prompt and responsible manner, and they have dedicated the resources to do so. Management has completed an assessment of its automated systems and has implemented a program consistent with applicable regulatory guidelines, to complete all steps necessary to resolve identified issues. FCFG's compliance program has several phases, including (1) project management; (2) assessment;
(3) testing; and (4) remediation and implementation.

PROJECT MANAGEMENT. FCFG has formed a Year 2000 compliance committee consisting of senior management and departmental representatives. Planning for Year 2000 compliance began in 1997, with a formal committee being formed early 1998. A Year 2000 compliance plan was developed and regular meetings have been held to discuss the process, assign tasks, determine priorities and monitor progress. The committee regularly reports to the Company's Board.

ASSESSMENT. All of FCFG's and its subsidiary banks' computer equipment and mission-critical software programs have been identified. This phase is complete. FCFG's primary software vendors were also assessed during this phase, and vendors who provide mission-critical software have been contacted. FCFG is in the process of obtaining written certification from providers of material services that such providers are, or will be, Year 2000 compliant. Based upon its ongoing assessment of the readiness of its vendors, suppliers and service providers, FCFG is developing contingency plans addressing the most reasonably likely worst case scenarios. FCFG will continue to monitor and work with these vendors. FCFG has also identified, and began working with, the subsidiary banks' significant borrowers and funds providers to assess the extent to which they may be affected by Year 2000 issues.

TESTING. Updating and testing of FCFG and the Bank's automated systems is currently underway. All testing of mission critical systems has been completed. Testing of non-mission critical systems will be complete by June 30, 1999. Upon completion, FCFG will be able to identify any internal computer systems that remain non-compliant.

REMEDIATION AND IMPLEMENTATION. This phase involves obtaining and implementing renovated software applications provided by FCFG's vendors. As these applications are received and implemented, FCFG will test them for Year 2000 compliance. This phase also involves upgrading and replacing automated systems where appropriate, and is expected to be substantially complete by June 30, 1999.

ESTIMATED COSTS TO ADDRESS FCFG'S YEAR 2000 ISSUES

The total financial effect that Year 2000 issues will have on FCFG cannot be predicted with any certainty at this time. In fact, in spite of all efforts being made to rectify these problems, the success of FCFG's efforts will not be fully known until the year 2000 actually arrives. However, based on its assessment to date, FCFG does not believe that expenses related to meeting Year 2000 challenges will have a material effect on the operations or consolidated financial condition of FCFG. Year 2000 challenges facing vendors of mission-critical software and systems, and facing FCFG's customers, could have a material effect on the operations or consolidated financial condition of FCFG, to the extent such parties are materially affected by such challenges.

RISKS RELATED TO YEAR 2000 ISSUES

The year 2000 poses certain risks to FCFG and the Bank and their operations. Some of these risks are present because FCFG purchases technology and information systems applications from other parties who face Year 2000 challenges. Other risks are inherent in the business of banking or are risks faced by many companies. Although it is impossible to identify all possible risks that FCFG may face moving into the millennium, management has identified the following significant potential risks:

FCFG lends significant amounts to businesses in its market area. If these businesses are adversely affected by Year 2000 problems, their ability to repay loans could be impaired. This increased credit risk could adversely affect FCFG's financial performance. During the assessment phase of FCFG's Year 2000 program, each of the Banks substantial borrowers were identified, and the Bank is working with such borrowers to ascertain their levels of exposure to Year 2000 problems. To the extent that the Bank is unable to assure itself of the Year 2000 readiness of such borrowers, it intends to apply additional risk assessment criteria to the indebtedness of such borrowers and make any necessary related adjustments to FCFG's provision for loan losses.

FCFG and the Bank, like many other companies, can be adversely affected by the Year 2000 triggered failures of other companies upon whom FCFG and the Bank depend for the functioning of their automated systems. Accordingly, FCFG's and the Banks operations could be materially affected, if the operations of mission-critical third party service providers are adversely affected. As described above, FCFG has identified its mission-critical vendors and is monitoring their Year 2000 compliance programs, and is developing contingency plans.

FCFG'S CONTINGENCY PLANS

FCFG is in the process of developing specific contingency plans related to Year 2000 issues. As FCFG and the Bank continue the testing phase, and based on future ongoing assessment of the readiness of vendors, service providers and substantial borrowers, FCFG is developing appropriate contingency plans that address the most reasonably likely "worst case" scenarios. Certain circumstances, as described above in "RISKS," may occur for which there are no completely satisfactory contingency plans.


                           FORWARD LOOKING STATEMENTS

The discussion above regarding to the century date change for the year 2000 includes certain "forward looking statements" concerning the future operations of FCFG. FCFG desires to take advantage of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 as they apply to forward looking statements. This statement is for the express purpose of availing FCFG of the protections of such safe harbor with respect to all "forward looking statements." Management's ability to predict results of the effect of future plans is inherently uncertain, and is subject to factors that may cause actual results to differ materially from those projected. Factors that could affect the actual results include FCFG's success in identifying systems and programs that are not Year 2000 compliant; the possibility that systems modifications will not operate as intended; unexpected costs associated with remediation, including labor and consulting costs; the nature and amount of programming required to upgrade or replace the affected systems; the uncertainty associated with the impact of the century change on FCFG and the Bank's customers, vendors and third-party service providers; and the economy generally.

                  INFORMATION CONCERNING SHAREHOLDER PROPOSALS

Proposals of shareholders intended to be presented at the Annual Meeting of Shareholders of FCFG scheduled to be held May, 2000, must be received for inclusion in the Proxy Statement and form of Proxy relating to that meeting by December 27, 1999.



                                       By Order of the Board of Directors





Lacey, Washington                      James F. Arneson
April 2, 1999                          Secretary



--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE FCFG THE EXPENSE OF FURTHER REQUESTS FOR PROXIES, YOU ARE URGED TO SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. IF YOU DO ATTEND THE MEETING, YOU MAY THEN WITHDRAW YOUR PROXY. ANY PERSON GIVING A PROXY MAY REVOKE IT PRIOR TO ITS EXERCISE.
--------------------------------------------------------------------------------

                                                                           First

                                                                       Community

                                                                       Financial

                                                                           Group

                                                                            Inc.

                                                                             and

                                                                    Subsidiaries



                                                                    CONSOLIDATED

                                                                       FINANCIAL

                                                                          REPORT



                                                                     December 31

                                                                            1998

CONTENTS
-------------------------------------------------------------------------


INDEPENDENT AUDITORS' REPORT......................................... F-1


CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Balance Sheets.......................................... F-2

Consolidated Statements of Income.................................... F-3

Consolidated Statements of Stockholders' Equity................ F-4 - F-5

Consolidated Statements of Cash Flows.......................... F-6 - F-7

Notes to Consolidated Financial Statements.................... F-8 - F-30

                          INDEPENDENT AUDITORS' REPORT



Board of Directors
FIRST COMMUNITY FINANCIAL GROUP, INC.
Lacey, Washington

We have audited the accompanying consolidated balance sheets of FIRST COMMUNITY FINANCIAL GROUP, INC. AND SUBSIDIARIES as of December 31, 1998 and 1997, and the related consolidated statements of income, stockholders' equity and cash flows for each of the three years in the period ended December 31, 1998. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of FIRST COMMUNITY FINANCIAL GROUP, INC. AND SUBSIDIARIES as of December 31, 1998 and 1997, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1998, in conformity with generally accepted accounting principles.



KNIGHT, VALE & GREGORY, INC., P.S.
January 15, 1999
Tacoma, Washington

CONSOLIDATED BALANCE SHEETS
-------------------------------------------------------------------------------
(Dollars in Thousands)

First Community Financial Group, Inc. and Subsidiaries
December 31, 1998 and 1997

                                                                                     1998           1997
ASSETS
     Cash and due from banks                                                       $ 12,315       $ 11,620
     Interest bearing deposits in banks                                                 127          5,648
     Federal funds sold                                                               2,815         11,000
     Securities available for sale                                                   35,418         41,658
     Securities held to maturity (fair value:  1998 - $734; 1997 - $1,024)              677            959
     Loans held for sale                                                              4,456          4,304

     Loans                                                                          194,361        194,861
     Allowance for credit losses                                                     (2,290)        (2,122)

     NET LOANS                                                                      192,071        192,739

     Premises and equipment                                                           9,474         10,683
     Foreclosed real estate                                                           1,996          2,105
     Accrued interest receivable                                                      1,120          1,491
     Cash value of life insurance                                                     2,959          3,159
     Goodwill                                                                         7,493          7,884
     Other assets                                                                       645          1,224

     TOTAL ASSETS                                                                  $271,566       $294,474

LIABILITIES
     Deposits:
       Demand                                                                      $ 46,538       $ 43,245
       Savings and interest-bearing demand                                          109,544        112,483
       Time                                                                          79,505        107,393

     TOTAL DEPOSITS                                                                 235,587        263,121

     Short-term borrowings                                                              500             --
     Long-term debt                                                                   2,808          3,818
     Accrued interest payable                                                           297            403
     Other liabilities                                                                2,033            967

     TOTAL LIABILITIES                                                              241,225        268,309

COMMITMENTS AND CONTINGENT LIABILITIES                                                   --             --

STOCKHOLDERS' EQUITY
     Preferred stock (no par value); 200,000 shares authorized, none issued              --             --
     Common stock (par value $2.50); 10,000,000 shares authorized,
      shares issued:  2,126,147 - 1998; 1,995,426 - 1997                              5,315          4,988
     Surplus                                                                         22,849         20,459
     Retained earnings                                                                2,757          1,596
     Accumulated other comprehensive income                                              28             68
     Unearned KSOP shares                                                              (608)          (946)

     TOTAL STOCKHOLDERS' EQUITY                                                      30,341         26,165

     TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                    $271,566       $294,474

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED STATEMENTS OF INCOME
-------------------------------------------------------------------------------
(Dollars in Thousands, Except Per Share Data)

First Community Financial Group, Inc. and Subsidiaries
Years Ended December 31, 1998, 1997 and 1996

                                                                    1998         1997         1996
INTEREST INCOME
     Loans                                                         $19,811      $18,821      $14,017
     Federal funds sold and deposits in banks                          532          836          544
     Investment securities:
       Taxable                                                       2,799        1,339          579
       Non-taxable                                                     270          164          138

     TOTAL INTEREST INCOME                                          23,412       21,160       15,278

INTEREST EXPENSE
     Deposits                                                        8,390        7,884        5,546
     Other                                                             295          155          110

     TOTAL INTEREST EXPENSE                                          8,685        8,039        5,656

     NET INTEREST INCOME                                            14,727       13,121        9,622

PROVISION FOR CREDIT LOSSES                                            425        1,015          261

     NET INTEREST INCOME AFTER PROVISION FOR CREDIT LOSSES          14,302       12,106        9,361

NON-INTEREST INCOME
     Service charges on deposit accounts                             1,931        1,610        1,105
     Origination fees and gains on sales of loans                    1,271          750          443
     Life insurance proceeds                                            --        1,110           --
     Gain on sale of securities available for sale                       6           --           --
     Other operating income                                          1,788          793          276

     TOTAL NON-INTEREST INCOME                                       4,996        4,263        1,824

NON-INTEREST EXPENSES
     Salaries                                                        6,446        5,590        3,751
     Employee benefits                                               1,418        1,961          793
     Occupancy                                                       1,091          807          618
     Equipment                                                       1,239        1,305          835
     Repurchase of stock options                                        --        1,133           --
     Other                                                           4,258        5,087        2,609

     TOTAL NON-INTEREST EXPENSES                                    14,452       15,883        8,606

     OPERATING INCOME BEFORE INCOME TAXES                            4,846          486        2,579

INCOME TAXES (BENEFIT)                                               1,241         (233)         718

     NET INCOME                                                    $ 3,605      $   719      $ 1,861


EARNINGS PER SHARE DATA
     Basic earnings per share                                        $1.74         $.36        $1.01
     Diluted earnings per share                                       1.62          .34          .93

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY
-------------------------------------------------------------------------------
(Dollars in Thousands)

First Community Financial Group, Inc. and Subsidiaries
Years Ended December 31, 1998, 1997 and 1996

                                                                                 ACCUMULATED
                                                                                 OTHER             UNEARNED
                                           COMMON                 RETAINED       COMPREHENSIVE     KSOP
                                           STOCK      SURPLUS     EARNINGS       INCOME            SHARES        TOTAL
Balance, December 31, 1995                 $4,031     $12,311     $ 2,940        $(42)             $  --         $19,240

Comprehensive income:
    Net income                                 --          --       1,861          --                 --           1,861
    Other comprehensive income,
     net of tax:
         Unrealized gain on securities         --          --          --          29                 --              29

    COMPREHENSIVE INCOME                       --          --       1,861          29                 --           1,890

    Stock options exercised                    14          31          --          --                 --              45
    5% stock dividend                         201       1,584      (1,796)         --                 --             (11)
    Transfer to retained earnings              --        (181)        181          --                 --              --
    Net increase in unearned
     KSOP shares                               --          --          --          --               (245)           (245)

    BALANCE, DECEMBER 31, 1996              4,246      13,745       3,186         (13)              (245)         20,919

Comprehensive income:
    Net income                                 --          --         719          --                 --             719
    Other comprehensive income,
     net of tax:
         Unrealized gain on securities         --          --          --          81                 --              81

    COMPREHENSIVE INCOME                       --          --         719          81                 --             800

Stock options exercised                        44         159          --          --                 --             203
5% stock dividend                             234       2,062      (2,309)         --                 --             (13)
Stock repurchased                            (306)     (2,206)         --          --                 --          (2,512)
Stock issued for purchase of
 Prairie Security Bank                        770       6,699          --          --                 --           7,469
Net increase in unearned
 KSOP shares                                   --          --          --          --               (701)           (701)

    BALANCE, DECEMBER 31, 1997              4,988      20,459       1,596          68               (946)         26,165

(CONTINUED)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.
                                     F-4

CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY
-------------------------------------------------------------------------------
(CONCLUDED) (Dollars in Thousands)

First Community Financial Group, Inc. and Subsidiaries
Years Ended December 31, 1998, 1997 and 1996

                                                                                 ACCUMULATED
                                                                                 OTHER             UNEARNED
                                           COMMON                 RETAINED       COMPREHENSIVE     KSOP
                                           STOCK      SURPLUS     EARNINGS       INCOME            SHARES        TOTAL
Comprehensive income:
    Net income                             $   --     $    --     $ 3,605        $  --             $  --         $ 3,605
    Other comprehensive income,
     net of tax:
         Unrealized loss on securities,
          net of reclassification
          adjustment                           --          --          --         (40)                --             (40)

    COMPREHENSIVE INCOME                       --          --       3,605         (40)                --           3,565

Stock options exercised                        89         188          --          --                 --             277
5% stock dividend                             248       2,182      (2,444)         --                 --             (14)
Stock repurchased                             (10)        (70)         --          --                 --             (80)
Income tax benefit from exercise
 of stock options                              --          80          --          --                 --              80
Compensation expense for
 issuance of stock options                     --          10          --          --                 --              10
Net decrease in unearned
 KSOP shares                                   --          --          --          --                338             338

    BALANCE, DECEMBER 31, 1998             $5,315     $22,849      $2,757         $28              ($608)        $30,341


SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED STATEMENTS OF CASH FLOWS
-------------------------------------------------------------------------------
(Dollars in Thousands)

First Community Financial Group, Inc. and Subsidiaries
Years Ended December 31, 1998, 1997 and 1996

                                                                             1998          1997          1996
CASH FLOWS FROM OPERATING ACTIVITIES
     Net income                                                            $  3,605      $    719      $  1,861
     Adjustments to reconcile net income to net cash
      provided by (used in) operating activities:
         Provision for credit losses                                            425         1,015           261
         Depreciation and amortization                                        1,296         1,231           772
         Deferred income taxes (benefit)                                        327          (225)           16
         Stock dividends received                                              (129)         (110)          (81)
         Amortization of goodwill                                               391           290            --
         Life insurance proceeds                                                 --         1,419            --
         Origination of loans held for sale                                 (55,868)      (38,029)      (18,966)
         Proceeds from sales of loans held for sale                          55,716        34,451        19,718
         (Increase) decrease in cash value of life insurance                    200            60          (438)
         Gain on sale of foreclosed real estate                                (431)          (11)          (41)
         (Increase) decrease in accrued interest receivable                     371          (657)          151
         Increase (decrease) in accrued interest payable                       (106)          174          (112)
         Other - net                                                            956          (675)         (231)

     NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES                      6,753          (348)        2,910

CASH FLOWS FROM INVESTING ACTIVITIES
     Net (increase) decrease in interest bearing deposits in banks            5,521         5,217        (1,250)
     Net (increase) decrease in federal funds sold                            8,185        (7,000)        1,841
     Purchases of securities available for sale                             (37,246)      (44,652)       (2,360)
     Proceeds from maturities of securities held to maturity                    280         2,220         4,045
     Proceeds from maturities of securities available for sale               39,698        15,164         2,093
     Proceeds from sales of securities available for sale                     4,416            --            --
     Net increase in loans                                                   (2,176)      (28,795)       (5,910)
     Proceeds from sales of foreclosed assets                                 2,745           258           572
     Additions to premises and equipment                                       (771)       (2,324)         (575)
     Proceeds from sales of premises and equipment                              746            --            --
     Purchase of Prairie Security Bank, net of cash acquired                     --          (880)           --
     Deposit premium paid on branches purchased                                  --        (2,997)           --
     Other - net                                                                (55)          293            33

     NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES                     21,343       (63,496)       (1,511)

CASH FLOWS FROM FINANCING ACTIVITIES
     Net increase (decrease) in deposits                                    (27,534)       68,842        (2,737)
     Net increase in short-term borrowings                                      500            --            --
     Proceeds from exercise of stock options                                    277           203            45
     Proceeds from issuance of long-term debt                                    --         2,750            --
     Repayment of long-term debt                                               (550)       (2,170)         (188)
     Repurchase of common stock                                                 (80)       (2,512)           --
     Payment for fractional shares                                              (14)          (13)          (11)
     Other - net                                                                 --          (103)           --

     NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES                    (27,401)       66,997        (2,891)

     NET CHANGE IN CASH AND DUE FROM BANKS                                      695         3,153        (1,492)

CASH AND DUE FROM BANKS
     Beginning of year                                                       11,620         8,467         9,959

     END OF YEAR                                                           $ 12,315      $ 11,620      $  8,467

(CONTINUED)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED STATEMENTS OF CASH FLOWS
-------------------------------------------------------------------------------
(CONCLUDED) (Dollars in Thousands)

First Community Financial Group, Inc. and Subsidiaries
Years Ended December 31, 1998, 1997 and 1996

                                                                             1998          1997         1996
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
     Cash payments for:
       Interest                                                            $  8,791      $  7,865      $  5,768
       Income taxes                                                             865           320           805

SUPPLEMENTAL DISCLOSURES OF
   NON-CASH INVESTING AND FINANCING ACTIVITIES
     Foreclosed real estate acquired in settlement of loans                $  2,318      $  1,222      $  1,708
     Financed sale of foreclosed real estate                                     53            --            --
     Excess of cost over net assets acquired of Prairie Security Bank            --        (5,177)           --
     Common stock issued for purchase of Prairie Security Bank                   --         7,469            --
     Stock dividends                                                          2,430         2,296         1,785
     Compensation expense for issuance of stock options                          10            --            --
     Fair value adjustment of securities available for sale, net                (40)           81            29
     Net increase (decrease) in unearned KSOP shares                           (338)          701           245
     Income tax benefit from exercise of stock options                           80            --            --





SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

First Community Financial Group, Inc. and Subsidiaries
December 31, 1998 and 1997

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NATURE OF OPERATIONS

First Community Financial Group, Inc. (the Company) provides commercial banking services in Washington State through 14 branches concentrated in and around Thurston, Grays Harbor, Pierce and Lewis Counties. Additionally, the Company provides real estate mortgage lending services and the sale of non-deposit investment products through its branch network. The Company's primary source of revenue is providing loans to customers who are predominately small and middle-market businesses and middle-income individuals.

PRINCIPLES OF CONSOLIDATION

The consolidated financial statements include the accounts of the Company and its wholly owned subsidiaries, First Community Bank of Washington (FCB) and Information Management Systems, Inc. (IMS). FCB is also referred to as "the Bank." FCB Financial Services, Inc., a wholly owned subsidiary of FCB, is also included in the consolidated financial statements. All significant intercompany transactions and balances have been eliminated.

CONSOLIDATED FINANCIAL STATEMENT PRESENTATION

The consolidated financial statements have been prepared in accordance with generally accepted accounting principles and practices within the banking industry. The preparation of consolidated financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities, as of the date of the balance sheet, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ significantly from those estimates.

Certain prior year amounts have been reclassified to conform to the 1998 presentation.

SECURITIES AVAILABLE FOR SALE

Securities available for sale consist of debt securities, which may be sold to implement the Company's asset/liability management strategies, and in response to changes in interest rates and similar factors, and certain equity securities. Securities available for sale are reported at fair value. Unrealized gains and losses, net of the related deferred tax effect, are reported in accumulated other comprehensive income, a separate component of stockholders' equity. Realized gains and losses on securities available for sale, determined using the specific identification method, are included in earnings. Amortization of premiums and accretion of discounts are recognized in interest income over the period to maturity.

SECURITIES HELD TO MATURITY

Debt securities for which the Company has the positive intent and ability to hold to maturity are reported at cost, adjusted for amortization of premiums and accretion of discounts, which are recognized in interest income over the period to maturity.

(CONTINUED)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

First Community Financial Group, Inc. and Subsidiaries
December 31, 1998 and 1997

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

LOANS HELD FOR SALE

Mortgage and government guaranteed loans originated for sale in the secondary market are carried at the lower of cost or estimated market value. Net unrealized losses are recognized through a valuation allowance established by charges to income.

LOANS

Loans are stated at the amount of unpaid principal, reduced by an allowance for credit losses. Interest on loans is accrued daily based on the principal amount outstanding.

Generally the accrual of interest on loans is discontinued when, in management's opinion, the borrower may be unable to meet payments as they become due or when they are past due 90 days as to either principal or interest. When interest accrual is discontinued, all unpaid accrued interest is reversed against current income. If management determines that the ultimate collectibility of principal is in doubt, cash receipts on nonaccrual loans are applied to reduce the principal balance.

ALLOWANCE FOR CREDIT LOSSES

The allowance for credit losses is maintained at a level considered adequate to provide for losses that can be reasonably anticipated. The allowance is increased by provisions charged to operations and reduced by loans charged off, net of recoveries. The allowance is based on management's periodic evaluation of potential losses in the loan portfolio after consideration of historical loss experience, adverse situations that may affect the borrowers' ability to repay, the estimated value of any underlying collateral, economic conditions, the results of examination of individual loans, the evaluation of the overall portfolio by senior credit personnel and federal and state regulatory agencies, and other risks inherent in the portfolio.

This evaluation requires the use of current estimates, which may vary from the ultimate collectibility experienced in the future. The estimates used are reviewed periodically, and, as adjustments become necessary, they are charged to operations in the period in which they become known.

When management determines it is possible that a borrower will be unable to repay all amounts due according to the terms of the loan agreement, including scheduled interest payments, the loan is considered impaired. The amount of impairment is measured based on the present value of expected future cash flows discounted at the loan's effective interest rate or, when the primary source of repayment is provided by real estate collateral, at the fair value of the collateral less estimated selling costs. The amount of impairment and any subsequent charges are recorded through the provision for credit losses as an adjustment to the allowance for credit losses.

PREMISES AND EQUIPMENT

Premises and equipment are stated at cost less accumulated depreciation, which is computed on the straight-line method over the estimated useful lives of the assets. Leasehold improvements are amortized over the term of the lease or the estimated useful life of the improvement, whichever is less. Gains or losses on dispositions are reflected in earnings.

(CONTINUED)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

First Community Financial Group, Inc. and Subsidiaries
December 31, 1998 and 1997


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

GOODWILL

Goodwill represents costs in excess of net assets acquired (see Note 2), and is amortized on a straight-line basis over a period of 15 to 25 years. The Company periodically evaluates goodwill for impairment.

FORECLOSED REAL ESTATE

Real estate properties acquired through, or in lieu of, foreclosure are to be sold and are initially recorded at the fair value of the properties less estimated costs of disposal. Any write-down to fair value at the time of transfer to foreclosed real estate is charged to the allowance for credit losses. Properties are evaluated regularly to ensure that the recorded amounts are supported by their current fair values, and that valuation allowances to reduce the carrying amounts to fair value less estimated costs to dispose are recorded as necessary. Additions to or reductions from valuation allowances are recorded in income.

INCOME TAXES

Deferred tax assets and liabilities result from differences between the financial statement carrying amounts and the tax bases of assets and liabilities, and are reflected at currently enacted income tax rates applicable to the period in which the deferred tax assets or liabilities are expected to be realized or settled. The deferred tax provision represents the difference between the net deferred tax asset/liability at the beginning and end of the year. As changes in tax laws or rates are enacted, deferred tax assets and liabilities are adjusted through the provision for income taxes.

Subsidiaries provide for tax on a separate company basis and remit to the Company amounts currently due.

STOCK-BASED COMPENSATION

The Company accounts for stock-based awards to employees and directors using the intrinsic value method, in accordance with APB No. 25, ACCOUNTING FOR STOCK ISSUED TO EMPLOYEES. Accordingly, no compensation expense has been recognized in the consolidated financial statements for employee and director stock arrangements where the grant price is equal to market price. However, the required pro forma disclosures have been provided in accordance with SFAS No. 123, ACCOUNTING FOR STOCK-BASED COMPENSATION.

FAIR VALUES OF FINANCIAL INSTRUMENTS

The following methods and assumptions were used by the Company in estimating the fair values of financial instruments disclosed in the consolidated financial statements:

CASH AND SHORT-TERM INSTRUMENTS

The carrying amounts of cash and short-term instruments approximate their fair value.

SECURITIES AVAILABLE FOR SALE AND HELD TO MATURITY

Fair values for securities, excluding restricted equity securities, are based on quoted market prices. The carrying values of restricted equity securities approximate fair values.

(CONTINUED)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
-------------------------------------------------------------------------------


First Community Financial Group, Inc. and Subsidiaries
December 31, 1998 and 1997


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

FAIR VALUES OF FINANCIAL INSTRUMENTS (CONCLUDED)

         LOANS
         For variable rate loans that reprice frequently and have no significant change in credit risk, fair values are based on carrying values. Fair values for fixed rate loans are estimated using discounted cash flow analyses, using interest rates currently being offered for loans with similar terms to borrowers of similar credit quality. Fair values of loans held for sale are based on their estimated market prices. Fair values for impaired loans are estimated using discounted cash flow analyses or underlying collateral values, where applicable.

         DEPOSIT LIABILITIES
         The fair values disclosed for demand deposits are, by definition, equal to the amount payable on demand at the reporting date (that is, their carrying amounts). The carrying amounts of variable rate, fixed term money market accounts and certificates of deposit approximate their fair values at the reporting date. Fair values for fixed rate certificates of deposit are estimated using a discounted cash flow calculation based on interest rates currently being offered on similar certificates.

         SHORT-TERM BORROWINGS
         The carrying amounts of short-term borrowings maturing within 90 days approximate their fair values. Fair values of other short-term borrowings are estimated using discounted cash flow analyses based on the Company's current incremental borrowing rates for similar types of borrowing arrangements.

         LONG-TERM DEBT
         The fair values of the Company's long-term debt are estimated using discounted cash flow analyses based on the Company's current incremental borrowing rates for similar types of borrowing arrangements. The carrying amounts of variable rate debt approximate their fair value.

CASH EQUIVALENTS

The Company considers all amounts included in the balance sheets caption "Cash and due from banks" to be cash equivalents.

EARNINGS PER SHARE

Basic earnings per share exclude dilution and are computed by dividing net income by the weighted average number of common shares outstanding. Diluted earnings per share reflect the potential dilution that could occur if common shares were issued pursuant to the exercise of options under the Company's stock option plans.

COMPREHENSIVE INCOME

Effective January 1, 1998, the Company adopted Statement of Financial Accounting Standards No. 130, REPORTING COMPREHENSIVE INCOME (SFAS No. 130), which was effective for years beginning after December 15, 1997. SFAS No. 130 requires that an entity report and display comprehensive income in a financial statement that is displayed with the same prominence as other financial statements. Comprehensive income is defined as the change in equity of a business enterprise during a period from transactions and other events and circumstances from non-owner sources. It includes all changes in equity during a period except those resulting from investments by owners and distributions to owners. With regard to the Company, comprehensive income includes net income as reported on the consolidated statements of income, and changes in the fair value of securities available for sale, reported as a component of stockholders' equity. There was no effect on previously reported net income as a result of this reporting change.

(CONTINUED)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
------------------------------------------------------------------------------


First Community Financial Group, Inc. and Subsidiaries
December 31, 1998 and 1997


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONCLUDED)

RECENT ACCOUNTING PRONOUNCEMENTS

In June 1998, the Financial Accounting Standards Board issued SFAS No. 133, ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES. This statement establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts (collectively referred to as derivatives) and for hedging activities. It requires that an entity recognize all derivatives as either assets or liabilities in its balance sheet and measure those instruments at fair value. Under this statement, an entity that elects to apply hedge accounting is required to establish at the inception of the hedge the method it will use for assessing the effectiveness of the hedging derivative and the measurement approach for determining the ineffective aspect of the hedge. Those methods must be consistent with the entity's approach to managing risk. This statement is effective for all fiscal years beginning after June 15, 1999. The Company had no derivatives as of December 31, 1998, nor does the Company engage in any hedging activities. The Company does not anticipate that the adoption of SFAS No. 133 will have a material effect on its financial position or results of operations.


NOTE 2 - ACQUISITIONS

PRAIRIE SECURITY BANK

The Company completed an acquisition of Prairie Security Bank (PSB) effective February 7, 1997. PSB had three branches and was headquartered in Yelm, Washington. The Company paid $2,319,000 in cash and issued 307,916 shares of common stock totaling $7,469,000. The acquisition was treated as a purchase for accounting purposes. Accordingly, the assets and liabilities of PSB have been recorded on the books of the Company at their respective fair market values at the effective date of the acquisition. Goodwill, the excess of the purchase price (cost) over the net fair value of the assets and liabilities acquired, was recorded at $5,177,000. Amortization of goodwill over a 25-year period will result in a charge to earnings of approximately $207,000 per year. Because of the substantial assets of PSB acquired by the Company, the financial results for December 31, 1997 are not generally comparable to those of 1996. The combined organization at December 31, 1997 is significantly larger than it was at December 31, 1996.

WELLS FARGO BRANCHES

On July 18, 1997, the Bank purchased four Wells Fargo Bank branches in Hoquiam, Montesano, Toledo and Winlock. The purchase included deposits of approximately $43 million and the four branch facilities. The assets and liabilities acquired have been recorded on the books of the Company at their respective fair market values at the effective date of the acquisition.

Goodwill was recorded for $2,997,000. Amortization of goodwill over a 15-year period will result in a charge to earnings of approximately $200,000 per year.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
------------------------------------------------------------------------------


First Community Financial Group, Inc. and Subsidiaries
December 31, 1998 and 1997


NOTE 3 - RESTRICTED ASSETS

Federal Reserve Board regulations require that the Bank maintain certain minimum reserve balances on deposit with the Federal Reserve Bank. The amounts of such balances for the years ended December 31, 1998 and 1997 were approximately $1,945,000 and $2,895,000, respectively.


NOTE 4 - DEBT AND EQUITY SECURITIES

Debt and equity securities have been classified according to management's intent. The carrying amount of securities and the approximate fair values at December 31 were as follows (dollars in thousands):



                                                       ESTIMATED             GROSS             GROSS
                                                       AMORTIZED             UNREALIZED        UNREALIZED        FAIR
                                                       COST                  GAINS             LOSSES            VALUE

SECURITIES AVAILABLE FOR SALE

DECEMBER 31, 1998
     U.S. Government and agency securities              $15,578                $114             $255             $15,437
     Equity securities                                    2,009                  --               --               2,009
     Corporate securities                                 1,444                  14               --               1,458
     Mortgage backed securities                          11,144                  63                7              11,200
     State and municipal securities                       5,200                 120                6               5,314

                                                        $35,375                $311             $268             $35,418

DECEMBER 31, 1997
     U.S. Government and agency securities              $22,042               $  98              $26             $22,114
     Equity securities                                    2,709                  --               --               2,709
     Corporate securities                                 4,657                   4                2               4,659
     Mortgage backed securities                           8,649                   8               32               8,625
     State and municipal securities                       3,498                  54                1               3,551

                                                        $41,555                $164              $61             $41,658

(CONTINUED)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
------------------------------------------------------------------------------


First Community Financial Group, Inc. and Subsidiaries
December 31, 1998 and 1997


NOTE 4 - DEBT AND EQUITY SECURITIES (CONCLUDED)


                                                          ESTIMATED           GROSS              GROSS
                                                          AMORTIZED           UNREALIZED         UNREALIZED        FAIR
                                                          COST                GAINS              LOSSES            VALUE

SECURITIES HELD TO MATURITY

DECEMBER 31, 1998
     State and municipal securities                        $677                 $58               $1                $734


DECEMBER 31, 1997
     State and municipal securities                        $959                 $67               $2              $1,024

The scheduled maturities of debt securities held to maturity and available for sale at December 31, 1998 were as follows (dollars in thousands):


                                            HELD TO MATURITY                         AVAILABLE FOR SALE
                                                                       ESTIMATED                               ESTIMATED
                                                                       WEIGHTED                                WEIGHTED
                                            AMORTIZED      FAIR        AVERAGE       AMORTIZED     FAIR        AVERAGE
                                            COST           VALUE       YIELD         COST          VALUE       YIELD

Due in one year or less                    $    --       $    --          --%        $ 2,140       $ 2,132      5.89%
Due after one year through five years          170           182        5.19           6,421         6,503      6.51
Due after five years through ten years         507           552        5.64           9,986        10,071      5.97
Due after ten years                             --            --          --          14,819        14,703      6.40

                                              $677          $734                     $33,366       $33,409

Securities carried at approximately $3,533,000 at December 31, 1998 and $2,567,000 at December 31, 1997, were pledged to secure public deposits and for other purposes required or permitted by law.

Gross realized gains and gross realized losses on sales of securities available for sale were $11 and $5, respectively, in 1998.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
------------------------------------------------------------------------------


First Community Financial Group, Inc. and Subsidiaries
December 31, 1998 and 1997


NOTE 5 - LOANS

Loans at December 31 consist of the following (dollars in thousands):


                                                        1998               PERCENT OF      1997            PERCENT OF
                                                        PORTFOLIO          PORTFOLIO       PORTFOLIO       PORTFOLIO
Commercial                                              $  29,446           15.15%         $  36,995         18.99%
Real estate construction                                   17,390            8.95             24,423         12.53
Real estate mortgage:
    1-4 Family                                             24,772           12.74             30,036         15.41
    Commercial                                            116,348           59.86             94,918         48.71
Consumer                                                    6,405            3.30              8,489          4.36

                                                         $194,361          100.00%          $194,861        100.00%

Changes in the allowance for credit losses for the years ended December 31 are as follows (dollars in thousands):

                                                                                1998            1997            1996

Balance at beginning of year                                                   $2,122         $1,420          $1,376
Provision charged to operations                                                   425          1,015             261
Transfer from Prairie Security Bank                                               - -            469             - -

Charge-offs                                                                      (411)          (807)           (227)
Recoveries                                                                        154             25              10

     NET CHARGE-OFFS                                                             (257)          (782)           (217)

     BALANCE AT END OF YEAR                                                    $2,290         $2,122          $1,420

Ratio of net charge-offs to average loans outstanding                             .13%           .44%             .17%

The recorded investment in impaired loans, which were all on nonaccrual status, was $2,492,000, $4,381,000 and $1,898,000 at December 31, 1998, 1997 and 1996,
respectively. At December 31, 1998, 1997 and 1996, specific allocations of $227,000, $139,000 and $132,000, respectively, of the allowance for credit losses were made for $362,000, $992,000 and $1,493,000 of these impaired loans. No allocation of the allowance for credit losses was considered necessary for the remaining impaired loans. The average recorded investment in impaired loans during the years ended December 31, 1998, 1997 and 1996 was $3,544,000, $3,258,000 and $1,017,000, respectively. Interest income recognized on impaired loans, which was collected in cash, was insignificant in 1998, 1997 and 1996.

At December 31, 1998, there were no commitments to lend additional funds to borrowers whose loans were impaired. Loans over 90 days past due still accruing interest were $471,000 and $319,000 at December 31, 1998 and 1997, respectively.

Certain related parties of the Company, principally Bank directors and their associates, were loan customers of the Bank in the ordinary course of business during 1998 and 1997. Total loans outstanding at December 31, 1998 and 1997 to key officers and directors were $8,553,000 and $7,445,000, respectively. During 1998, advances totaled $3,656,000, and repayments totaled $2,548,000 on these loans.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
------------------------------------------------------------------------------


First Community Financial Group, Inc. and Subsidiaries
December 31, 1998 and 1997


NOTE 6 - PREMISES AND EQUIPMENT

The components of premises and equipment at December 31 are as follows (dollars in thousands):


                                                                                             1998                   1997
Land                                                                                        $  1,636             $ 1,950
Buildings                                                                                      7,933               8,013
Equipment, furniture and fixtures                                                              5,685               6,175
     TOTAL COST                                                                               15,254              16,138
Less accumulated depreciation and amortization                                                 5,780               5,455

     TOTAL PREMISES AND EQUIPMENT                                                           $  9,474             $10,683

The Bank leases equipment and premises under operating leases. Rental expense of leased premises and equipment was $260,000, 145,000 and $74,000 for 1998, 1997 and 1996, respectively, which is included in occupancy expense.

Minimum net rental commitments under noncancellable leases having an original or remaining term of more than one year are as follows at December 31, 1998 (dollars in thousands):

     1999                                        $   167
     2000                                            151
     2001                                            151
     2002                                            151
     2003                                             92
     Thereafter                                    1,037

     TOTAL MINIMUM PAYMENTS REQUIRED             $ 1,749

Certain leases contain renewal options of five years and escalation clauses based on increases in property taxes and other costs.

NOTE 7 - DEPOSITS

The aggregate amount of certificates of deposit with balances in excess of $100,000 was approximately $14,065,000 and $22,345,000 at December 31, 1998 and
1997, respectively.

At December 31, 1998, the scheduled maturities of certificates of deposit are as follows (dollars in thousands):

     1999                                        $70,400
     2000                                          8,171
     2001                                            702
     2002                                            162
     2003 and thereafter                              70

         TOTAL                                   $79,505

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
------------------------------------------------------------------------------

First Community Financial Group, Inc. and Subsidiaries
December 31, 1998 and 1997


NOTE 8 - LONG-TERM DEBT

Long-term debt at December 31 is as follows (dollars in thousands):

                                                                                              1998                   1997

Note payable to a director of the Company due in monthly installments of $8,000, including interest at .75% over the prime rate. Interest paid in 1998, 1997 and 1996 totaled $6,000, $16,000 and $22,000,
respectively. The note was paid in full in 1998.                                              $   --              $  122

Note payable on behalf of the Company's KSOP due in monthly principal installments of $15,000, plus interest at 90% of prime (6.975% at December 31,
1998), collateralized by 27,139 shares of Company stock;
guaranteed by the Company and the Bank.                                                          608                 946

Note payable to Key Bank due in annual installments of $550,000, plus monthly installments of interest at prime rate minus 85 basis points (6.9% at December
31, 1998), collateralized by investment in First Community Bank.                               2,200               2,750

                                                                                              $2,808              $3,818

Principal reductions due on the above indebtedness for the years ending December 31 are as follows: 1999 - $728,000; 2000 - $728,000; 2001 - $728,000; and 2002 -
$624,000.

Under the terms of the business loan agreement with Key Bank, the Company and the Bank must maintain certain financial ratios. The Company and the Bank were in compliance with all covenants at December 31, 1998.


NOTE 9 - INCOME TAXES

The Company and its subsidiaries file a consolidated federal income tax return.

Income taxes are comprised of the following for the years ended December 31 (dollars in thousands):

                                                                              1998                1997               1996
Current (refundable)                                                         $   914            ($    8)            $702
Deferred (benefit)                                                               327               (225)              16

     TOTAL INCOME TAXES (BENEFIT)                                             $1,241              ($233)            $718

(CONTINUED)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
------------------------------------------------------------------------------


First Community Financial Group, Inc. and Subsidiaries
December 31, 1998 and 1997


NOTE 9 - INCOME TAXES (CONCLUDED)

The following is a reconciliation between the statutory and the effective federal income tax rate for the years ended December 31 (dollars in thousands):

                                            1998                        1997                        1996
                                                          PERCENT                   PERCENT                       PERCENT
                                                          OF PRETAX                 OF PRETAX                     OF PRETAX
                                            AMOUNT        INCOME        AMOUNT      INCOME          AMOUNT        INCOME

Income tax based on statutory rate           $1,648       34.0%          $165        34.0%            $877        34.0%
Adjustments resulting from:
     Tax-exempt income                          (95)      (2.0)           (48)       (9.9)             (42)       (1.6)
     Life insurance proceeds                     --         --           (377)      (77.6)              --          --
     Goodwill amortization                       65        1.3             70        14.4               --          --
     Tax credits                               (308)      (6.3)            --          --              (77)       (3.0)
     Other                                      (69)      (1.4)           (43)       (8.8)             (40)       (1.6)

     TOTAL INCOME TAXES (BENEFIT)            $1,241       25.6%         ($233)      (47.9%)           $718        27.8%

The tax effects of temporary differences that give rise to significant portions of deferred tax assets and liabilities at December 31 are (dollars in thousands):


                                                                                              1998                1997
DEFERRED TAX ASSETS
     Allowance for credit losses, in excess of tax reserves                                   $  670              $  647
     Deferred compensation                                                                       350                 339
     Low income housing and alternative minimum tax credits                                      930               1,029
     Valuation reserve                                                                          (930)               (930)
     Other deferred tax assets                                                                    71                  48
     TOTAL DEFERRED TAX ASSETS                                                                 1,091               1,133

DEFERRED TAX LIABILITIES
     Tax depreciation taken in excess of book depreciation                                        61                 126
     Deferred income                                                                           1,292                 987
     Unrealized gain on securities available for sale                                             15                  35
     Other deferred tax liabilities                                                               89                  45
     TOTAL DEFERRED TAX LIABILITIES                                                            1,457               1,193

     NET DEFERRED TAX LIABILITIES                                                             $  366             $    60

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
------------------------------------------------------------------------------


First Community Financial Group, Inc. and Subsidiaries
December 31, 1998 and 1997


NOTE 10 - LIFE INSURANCE PROCEEDS

In the third quarter of 1997, an officer of the Bank died. As owner and beneficiary of a life insurance policy on the officer, the Company received $1,419,000 in insurance proceeds. Other income of $1,110,000 was recorded for the amount of proceeds received in excess of the cash surrender value of the policy. The former officer was also a participant in the Executive Supplemental Income Plan (see Note 14). Death benefits to the officer's beneficiary under that plan have been accrued by the Company. Expenses recorded in 1997 related to the survivor benefits were $379,000, and are included in employee benefits expense on the consolidated statements of income.


NOTE 11 - REPURCHASE OF STOCK AND STOCK OPTIONS

In February 1997, under a Stock Purchase Agreement between the Company and certain former directors and shareholders, the Company repurchased 122,750 shares of its stock for $2,512,000. In addition, 66,042 stock options were repurchased for $1,133,000, which was recorded in non-interest expenses.


NOTE 12 - COMMITMENTS AND CONTINGENT LIABILITIES

The Bank is party to financial instruments with off-balance-sheet risk in the normal course of business to meet the financing needs of its customers. The financial instruments include commitments to extend credit and standby letters of credit. These instruments involve, to varying degrees, elements of credit risk in excess of the amount recognized on the consolidated balance sheets.

The Bank's exposure to credit loss in the event of nonperformance by the other party to the financial instrument for commitments to extend credit and standby letters of credit is represented by the contractual amount of those instruments. The Bank uses the same credit policies in making commitments and conditional obligations as it does for on-balance-sheet instruments. A summary of the Bank's commitments at December 31 is as follows (dollars in thousands):


                                                                                            1998                 1997
Commitments to extend credit:
     Real estate secured                                                                     $18,444             $13,713
     Credit card lines                                                                         1,252               4,865
     Other                                                                                    18,715              18,552

     TOTAL COMMITMENTS TO EXTENDED CREDIT                                                    $38,411             $37,130

Standby letters of credit                                                                     $1,116                $551

(CONTINUED)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
------------------------------------------------------------------------------


First Community Financial Group, Inc. and Subsidiaries
December 31, 1998 and 1997


NOTE 12 - COMMITMENTS AND CONTINGENT LIABILITIES (CONCLUDED)

Commitments to extend credit are agreements to lend to a customer as long as there is no violation of any condition established in the contract. Since many of the commitments are expected to expire without being drawn upon, the total commitment amounts do not necessarily represent future cash requirements. The Bank's experience has been that approximately 70% of loan commitments are drawn upon by customers. The Bank evaluates each customer's creditworthiness on a case-by-case basis. The amount of collateral obtained, if deemed necessary by the Bank upon extension of credit, is based on management's credit evaluation of the party. Collateral held varies, but may include accounts receivable, inventory, property and equipment, residential real estate, and income-producing commercial properties.

Standby letters of credit are conditional commitments issued by the Bank to guarantee the performance of a customer to a third party. Those guarantees are primarily issued to support public and private borrowing arrangements. The credit risk involved in issuing letters of credit is essentially the same as that involved in extending loan facilities to customers. Collateral held varies as specified above, and is required in instances where the Bank deems necessary.

The Bank has agreements with commercial banks for lines of credit totaling $3,400,000, none of which were used during 1998 or 1997. The Bank also has a credit line with the Federal Home Loan Bank, which allows it to borrow up to 10% of the Bank's assets, $500,000 of which was used at December 31, 1998. Federal Home Loan Bank borrowings mature in 1999.

CONTINGENCIES

Because of the nature of its activities, the Company is subject to various pending and threatened legal actions which arise in the ordinary course of business. In the opinion of management, liabilities arising from these claims, if any, will not have a material effect on the financial position of the Company.

The Company has entered into contracts with certain of its executives and others, which provide for contingent payments subject to future events.


NOTE 13 - SIGNIFICANT CONCENTRATIONS OF CREDIT RISK

The Bank has credit risk exposure, including off-balance-sheet credit risk exposure, related to real estate loans as disclosed in Notes 5 and 12. The ultimate collectibility of a substantial portion of the loan portfolio is susceptible to changes in economic and market conditions in the region. The Bank generally requires collateral on all real estate exposures and typically maintains loan-to-value ratios of no greater than 80%.

Investments in state and municipal securities generally involve governmental entities within Washington State. Standby letters of credit were granted primarily to commercial borrowers. The Bank, as a matter of practice, generally does not extend credit to any single borrower or group of related borrowers in excess of $3,000,000.

The contractual amounts of credit-related financial instruments such as commitments to extend credit, credit-card arrangements, and letters of credit represent the amounts of potential accounting loss should the contract be fully drawn upon, the customer default, and the value of any existing collateral become worthless.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

First Community Financial Group, Inc. and Subsidiaries
December 31, 1998 and 1997

NOTE 14 - BENEFIT PLANS

EMPLOYEE STOCK OWNERSHIP PLAN

The Company has a combined employee stock ownership and profit sharing plan with 401(k) provisions (KSOP) which covers substantially all employees who have completed at least one year of service. The Company accounts for the KSOP in accordance with Statement of Position 93-6, EMPLOYERS' ACCOUNTING FOR EMPLOYEE STOCK OWNERSHIP PLANS. Accordingly, the balance of the debt of the KSOP is included in long-term debt on the accompanying consolidated balance sheets with a corresponding deduction from stockholders' equity. KSOP shares were pledged as collateral for the debt. As the debt is repaid, shares are released and allocated to active employees, based on the proportion of debt paid. As shares are released from collateral, the Company reports compensation expense equal to the current market price of the shares. Shares become outstanding for earnings-per-share computations at the time of allocation to the active employees.

Eligible employees may defer up to 12% of their annual compensation in a pre-tax basis subject to certain IRS limits. The Company contributes to the Plan one-half the employees' contributions up to 3% of the employees' compensation. Profit sharing contributions to the Plan may also be made at the discretion of the Board of Directors. The Company also makes contributions equal to the amount required to service the Plan's debt under the terms of the KSOP note. Company contributions to this plan totaled $334,000, $320,000 and $191,000 in 1998, 1997 and 1996, respectively.

The KSOP shares as of December 31 were as follows:

                                                   1998             1997           1996
Allocated shares                                  143,121          113,830         73,818
Unallocated shares                                 33,429           48,241         14,700

     TOTAL KSOP SHARES                            176,550          162,071         88,518

Fair value of unreleased shares                  $936,012       $1,181,905       $308,000

Upon termination from the Plan, a participant may choose to have his account distributed in Company stock, to the extent of his investment in stock, or in cash. Certain participants may also be eligible to diversify a certain percentage of their accounts. A distribution of stock in the event of termination or diversification requires the Company to issue put options to the participant. This permits the participant to sell the stock to the Company at fair value at any time during the option periods, which can be as long as 18 months. At December 31, 1998, 1997 and 1996, outstanding put options were not material.

(CONTINUED)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

First Community Financial Group, Inc. and Subsidiaries
December 31, 1998 and 1997

NOTE 14 - BENEFIT PLANS (CONCLUDED)

INCENTIVE COMPENSATION PLAN

Incentive compensation is awarded to officers and qualified employees based on the financial performance of the Company. Awards are payable if the Company and its subsidiaries meet earnings and other performance objectives and are determined as a percentage of their base salary. Fees paid to directors are also adjusted annually based on the financial performance of the Company. Awards under the plan for 1998, 1997 and 1996 totaled $262,000, $35,000 and $111,000, respectively.

EXECUTIVE SUPPLEMENTAL INCOME PLAN

The Company provides an Employee Supplemental Income (ESI) plan covering a select group of management personnel. The post-retirement benefit provided by the ESI plan is designed to supplement a participating officer's retirement benefits from social security, in order to provide the officer with a certain percentage of final average income at retirement age. Expenses related to this plan totaled $158,000, $348,000 and $54,000 in 1998, 1997 and 1996,
respectively.

Benefits to employees may be funded by life insurance policies purchased by the Company, which had cash surrender values of $2,818,000, $2,740,000 and $1,961,000 at December 31, 1998, 1997 and 1996, respectively. Liabilities to employees, which are being accrued over their expected time to retirement, were $341,000, $263,000 and $113,000 at December 31, 1998, 1997 and 1996,
respectively.

DIRECTOR DEFERRED INCOME PLAN

In 1992 the Board of Directors approved a plan similar to the ESI plan under which a director may elect to defer director fees until retirement, and to provide a death benefit.

Benefits to directors may be funded by life insurance policies purchased by the Company, which had cash surrender values of $141,000, $419,000 and $127,000 at December 31, 1998, 1997 and 1996, respectively. Accrued liabilities to directors at December 31, 1998, 1997 and 1996 totaled $218,000, $183,000 and $122,000, respectively. Expenses associated with this plan were $35,000, $49,000 and $58,000 in 1998, 1997 and 1996, respectively.

NOTE 15 - STOCK DIVIDENDS

In 1998 the Board of Directors declared a 5% stock dividend to stockholders of record as of May 6, 1998. The effect of the dividend was to increase the number of shares outstanding by 99,187. In 1997 the Board of Directors declared a 5% stock dividend to stockholders of record as of April 15, 1997. The effect of the dividend was to increase the number of shares outstanding by 93,678. In 1996 the Board of Directors declared a 5% stock dividend to stockholders of record on March 20, 1996. The effect of the dividend was to increase the number of shares outstanding by 80,226. Accordingly, all references to number of common shares and per share data in these consolidated financial statements have been restated to reflect the stock dividends.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

First Community Financial Group, Inc. and Subsidiaries
December 31, 1998 and 1997

NOTE 16 - STOCK OPTION PLANS

The Company maintains stock option plans for non-employee members of the Board of Directors and incentive stock option plans for key employees. The exercise price of the stock options under the plans is usually not less than the fair market value of the stock at the date of grant. The Company has the first right of refusal to purchase any shares issued under the Plans prior to being sold on the open market.

The Company applies APB Opinion No. 25 and related interpretations in accounting for these plans. Had compensation cost for the Company's stock option plans been determined based on the fair value at the grant dates for awards granted in 1998, 1997 and 1996 under these plans, consistent with the method prescribed by SFAS No. 123, the Company's net income and earnings per share would have been reduced to these pro forma amounts (dollars in thousands):

                                           1998          1997         1996
Net income:
    As reported                           $3,605         $719        $1,861
    Pro forma                              3,159          333         1,501

Earnings per share:
    Basic:
       As reported                        $1.74          $.36        $1.01
       Pro forma                           1.53           .17          .81
    Diluted:
       As reported                         1.62           .34          .93
       Pro forma                           1.43           .16          .76

The fair value of each option grant is estimated on the date of grant, based on the Black-Scholes option-pricing model and using the following weighted average assumptions: no dividend yield; risk-free interest rate of 4.9% to 6.6%; and expected lives of 10 years for the options.

The weighted average fair value of options granted during 1998, 1997 and 1996 was $11.48, $7.90 and $9.45, respectively. In the opinion of management, the assumptions used in the option-pricing model are subjective and represent only one estimate of possible value, as there is no active market for Company options granted.

Options granted during 1998, 1997 and 1996 are 20% vested on each of the five subsequent anniversaries of the grant date. Vesting for 61,933 of these options is contingent upon "high performance" of the Bank as determined by the Company's executive committee.

(CONTINUED)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

First Community Financial Group, Inc. and Subsidiaries
December 31, 1998 and 1997

NOTE 16 - STOCK OPTION PLANS (CONCLUDED)

Stock option and per share amounts for current and prior periods have been adjusted to reflect the effect of stock dividends, and are as follows:

                                                                                              WEIGHTED
                                                                                              AVERAGE
                                                 EMPLOYEE        DIRECTOR      TOTAL          EXERCISE
                                                 OPTIONS         OPTIONS       OPTIONS        PRICE
Under option at December 31, 1996                 332,824         81,831        414,655       $12.19
Granted                                           149,072          5,825        154,897        17.18
Exercised                                         (15,889)        (2,913)       (18,802)       10.82
Forfeited/repurchased                            (131,957)            --       (131,957)       11.17

   UNDER OPTION AT DECEMBER 31, 1997              334,050         84,743        418,793        14.42
Granted                                             7,000          5,000         12,000        26.67
Exercised                                         (35,680)            --        (35,680)        7.77
Forfeited/repurchased                              (7,574)        (2,913)       (10,487)       13.91

   UNDER OPTION AT DECEMBER 31, 1998              297,796         86,830        384,626        15.43

Options exercisable at December 31, 1998          163,108         76,829        239,937

Options becoming exercisable under both stock option plans in future years ending December 31 are as follows: 1999 - 71,763; 2000 - 39,105; 2001 - 21,741;
2002 - 11,480; and 2003 - 600.

Options for 52,246 and 34,975 shares remain available to be granted under the director and employee plans, respectively, at December 31, 1998.

The following information summarizes information about stock options outstanding at December 31, 1998:

        OPTIONS OUTSTANDING                            OPTIONS EXERCISABLE
   ----------------------------        ------------------------------------------------------
                                       WEIGHTED
                                       AVERAGE         WEIGHTED                      WEIGHTED
   RANGE OF                            REMAINING       AVERAGE                       AVERAGE
   EXERCISE         NUMBER             CONTRACTUAL     EXERCISE     NUMBER           EXERCISE
   PRICES           OUTSTANDING        LIFE (YEARS)    PRICE        EXERCISABLE      PRICE
   ----------       -----------        ------------    --------     -----------      ---------
   Under $10          75,984           3.5             $ 9.25         73,534         $ 9.44
   $11 to $14        139,001           5.5              13.78        107,996          13.81
   $17               108,241             7              17.28         45,727          17.28
   $20 to $23         51,400             9              22.33         10,480          22.29
   $30                10,000            10              30.00          2,200          30.00

                     384,626                                         239,937

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

First Community Financial Group, Inc. and Subsidiaries
December 31, 1998 and 1997


NOTE 17 - CONDENSED FINANCIAL INFORMATION - PARENT COMPANY ONLY

CONDENSED BALANCE SHEETS - DECEMBER 31
(Dollars in Thousands)

                                                                     1998           1997

ASSETS
     Cash                                                           $   432        $   421
     Investment in subsidiaries                                      32,423         28,703
     Premises and equipment                                               2              8
     Due from subsidiaries                                               --            130
     Other assets                                                       374            605

     TOTAL ASSETS                                                   $33,231        $29,867

LIABILITIES AND STOCKHOLDERS' EQUITY

LIABILITIES
     Long-term debt                                                 $ 2,808        $ 3,696
     Other liabilities                                                   82              6
     TOTAL LIABILITIES                                                2,890          3,702

STOCKHOLDERS' EQUITY                                                 30,341         26,165

     TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                     $33,231        $29,867

CONDENSED STATEMENTS OF INCOME - YEARS ENDED DECEMBER 31
(Dollars in Thousands)

                                                                  1998              1997            1996

OPERATING INCOME
     Dividends received from subsidiaries                        $   --            $2,900          $  --
     Interest                                                         3                17              22

     TOTAL OPERATING INCOME                                           3             2,917              22

OPERATING EXPENSES
     Interest                                                       197                83             100
     Other                                                          113                88              --
     Repurchase of stock options                                     --             1,133              --

     TOTAL OPERATING EXPENSES                                       310             1,304             100

     INCOME (LOSS) BEFORE INCOME TAXES AND EQUITY
     IN UNDISTRIBUTED INCOME OF SUBSIDIARIES                       (307)            1,613             (78)

INCOME TAXES (BENEFIT)                                              197              (437)            (27)

     INCOME (LOSS) BEFORE EQUITY IN UNDISTRIBUTED
     INCOME OF SUBSIDIARIES                                        (504)            2,050             (51)

EQUITY IN UNDISTRIBUTED INCOME OF SUBSIDIARIES/
    (DIVIDENDS IN EXCESS OF NET INCOME OF SUBSIDIARIES)           4,109            (1,331)          1,912

     NET INCOME                                                  $3,605            $  719          $1,861


(CONTINUED)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

First Community Financial Group, Inc. and Subsidiaries
December 31, 1998 and 1997

NOTE 17 - CONDENSED FINANCIAL INFORMATION - PARENT COMPANY ONLY (CONCLUDED)

CONDENSED STATEMENTS OF CASH FLOWS - YEARS ENDED DECEMBER 31
(Dollars in Thousands)

                                                                             1998           1997         1996
CASH FLOWS FROM OPERATING ACTIVITIES
     Net income                                                            $ 3,605        $   719       $ 1,861
     Adjustments to reconcile net income to net cash
       provided by (used in) operating activities:
          (Equity in undistributed income of subsidiaries)
             dividends in excess of net income of subsidiaries              (4,109)         1,331        (1,912)
          Decrease in due from subsidiaries                                    130          2,347            --
          Depreciation                                                           6              9             6
          Other - net                                                          746           (434)           (7)

     NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES                       378          3,972           (52)

CASH FLOWS FROM INVESTING ACTIVITIES
     Purchase of Prairie Security Bank                                          --         (2,319)           --
     Additional investment in First Community Bank                              --         (2,000)           --

     NET CASH USED IN INVESTING ACTIVITIES                                      --         (4,319)           --

CASH FLOWS FROM FINANCING ACTIVITIES
     Proceeds from exercise of stock options                                   277            203            45
     Payment for fractional shares                                             (14)           (13)          (11)
     Repurchase of common stock                                                (80)        (2,512)           --
     Proceeds from issuance of long-term debt                                   --          2,750            --
     Payments on long-term debt                                               (550)            --            --
     Other                                                                      --           (103)           --

     NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES                      (367)           325            34

     NET INCREASE (DECREASE) IN CASH                                            11            (22)          (18)

CASH
     Beginning of year                                                         421            443           461

     END OF YEAR                                                           $   432        $   421       $   443

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

First Community Financial Group, Inc. and Subsidiaries
December 31, 1998 and 1997

NOTE 18 - REGULATORY MATTERS

The Company and the Bank are subject to various regulatory capital requirements administered by the federal banking agencies. Failure to meet minimum capital requirements can initiate certain mandatory -- and possibly additional discretionary -- actions by regulators that, if undertaken, could have a direct material effect on the Company's financial statements. Under capital adequacy guidelines on the regulatory framework for prompt corrective action, the Bank must meet specific capital adequacy guidelines that involve quantitative measures of the Bank's assets, liabilities, and certain off-balance-sheet items as calculated under regulatory accounting practices. The Company's and the Bank's capital classification is also subject to qualitative judgments by the regulators about components, risk weightings, and other factors.

Quantitative measures established by regulation to ensure capital adequacy require the Company and the Bank to maintain minimum amounts and ratios (set forth in the table below) of Tier 1 capital (as defined in the regulations) to total average assets (as defined), and minimum ratios of Tier 1 and total capital (as defined) to risk-weighted assets (as defined). Under the regulatory framework for prompt corrective action, the Bank must maintain minimum Tier 1 leverage, Tier 1 risk-based, and total risk-based ratios as set forth in the table.

As of December 31, 1998, the most recent notification from the Bank's regulator categorized the Bank as well capitalized under the regulatory framework for prompt corrective action. To be categorized as well capitalized, the Bank must maintain minimum total risk-based, Tier 1 risk-based, Tier 1 leverage ratios as set forth in the table. There are no conditions or events since that notification that management believes have changed the institution's category.

The actual capital amounts and ratios are as follows (dollars in thousands):

                                                                                                   TO BE WELL CAPITALIZED
                                                                          CAPITAL ADEQUACY         UNDER PROMPT
                                                                          PURPOSES                 CORRECTIVE ACTION
                                              ACTUAL                                               PROVISIONS
                                              AMOUNT         RATIO        AMOUNT        RATIO      AMOUNT         RATIO
DECEMBER 31, 1998
     TIER 1 CAPITAL (TO AVERAGE ASSETS):
       Consolidated                           $23,428         8.59%       $10,913       4.00%          N/A          N/A
       FCB                                     24,458         8.99         10,884       4.00       $13,605         5.00%
     TIER 1 CAPITAL (TO RISK-WEIGHTED ASSETS):
       Consolidated                            23,428        10.60          8,840       4.00           N/A          N/A
       FCB                                     24,458        11.09          8,821       4.00        13,232         6.00
     TOTAL CAPITAL (TO RISK-WEIGHTED ASSETS):
       Consolidated                            25,718        11.64         17,679       8.00           N/A          N/A
       FCB                                     26,748        12.13         17,642       8.00        22,053        10.00

(CONTINUED)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

First Community Financial Group, Inc. and Subsidiaries
December 31, 1998 and 1997


NOTE 18 - REGULATORY MATTERS (CONCLUDED)

                                                                                                   TO BE WELL CAPITALIZED
                                                                          CAPITAL ADEQUACY         UNDER PROMPT
                                                                          PURPOSES                 CORRECTIVE ACTION
                                              ACTUAL                                               PROVISIONS
                                              AMOUNT         RATIO        AMOUNT        RATIO      AMOUNT         RATIO
DECEMBER 31, 1997
     TIER 1 CAPITAL (TO AVERAGE ASSETS):
       Consolidated                           $19,159         6.58%       $11,645       4.00%          N/A          N/A
       FCB                                     20,491         7.08         11,573       4.00       $14,466         5.00%
     TIER 1 CAPITAL (TO RISK-WEIGHTED ASSETS):
       Consolidated                            19,159         8.30          9,234       4.00           N/A          N/A
       FCB                                     20,491         8.91          9,201       4.00        13,802         6.00
     TOTAL CAPITAL (TO RISK-WEIGHTED ASSETS):
       Consolidated                            21,281         9.22         18,468       8.00           N/A          N/A
       FCB                                     22,613         9.83         18,402       8.00        23,003        10.00

Management believes, as of December 31, 1998, that the Company and the Bank meet all capital requirements to which they are subject.

RESTRICTIONS ON RETAINED EARNINGS

The Bank is subject to certain restrictions on the amount of dividends that it may declare without prior regulatory approval. At December 31, 1998, all of the Bank's retained earnings were available for dividend declaration to its parent company without prior regulatory approval.

NOTE 19 - FAIR VALUES OF FINANCIAL INSTRUMENTS

The estimated fair values of the Company's financial instruments at December 31 were as follows (dollars in thousands):

                                                   1998                              1997
                                                   CARRYING         FAIR             CARRYING        FAIR
                                                   AMOUNT           VALUE            AMOUNT          VALUE
FINANCIAL ASSETS
     Cash and due from banks,
       interest bearing deposits with
       banks, and federal funds sold                $ 15,257         $ 15,257        $ 28,268        $ 28,268
     Securities available for sale                    35,418           35,418          41,658          41,658
     Securities held to maturity                         677              734             959           1,024
     Loans held for sale                               4,456            4,456           4,304           4,304
     Loans receivable, net                           192,071          191,649         192,739         191,505

FINANCIAL LIABILITIES
     Deposits                                       $235,587         $236,093        $263,121        $263,394
     Long-term debt                                    2,808            2,808           3,818           3,818
     Short-term borrowings                               500              500              --              --

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

First Community Financial Group, Inc. and Subsidiaries
December 31, 1998 and 1997

NOTE 20 - OTHER OPERATING INCOME AND EXPENSES

Other operating income and expenses include the following amounts which are in excess of 1% of the total of interest income and non-interest income for the years ended December 31 (dollars in thousands):

                                                                  1998           1997         1996
OTHER OPERATING INCOME
     Gain on sale of foreclosed real estate                        $431          $ 11         $ 41
     Commission on sale of non-deposit investment products          594           273          161

OTHER OPERATING EXPENSE
     Amortization of goodwill                                      $391          $290         $ --
     Office supplies and expense                                    142           204          208
     State taxes                                                    391           338          247
     Advertising                                                    162           440          172
     Consulting                                                     210           518          107

NOTE 21 - EARNINGS PER SHARE DISCLOSURES

Following is information regarding the calculation of basic and diluted earnings per share for the years indicated:

                                                           NET INCOME               SHARES                  PER SHARE
                                                           (NUMERATOR)              (DENOMINATOR)           AMOUNT
YEAR ENDED DECEMBER 31, 1998
  Basic earnings per share:
       NET INCOME                                           $3,605,000               2,070,491              $1.74
     Effect of dilutive securities:
       Options                                                      --                 159,769               (.12)

     Diluted earnings per share:
       NET INCOME                                           $3,605,000               2,230,260              $1.62


YEAR ENDED DECEMBER 31, 1997
  Basic earnings per share:
       NET INCOME                                           $  719,000               2,001,527              $ .36
     Effect of dilutive securities:
       Options                                                      --                 134,465               (.02)

     Diluted earnings per share:
       NET INCOME                                           $  719,000               2,135,992              $ .34


YEAR ENDED DECEMBER 31, 1996
  Basic earnings per share:
       NET INCOME                                           $1,861,000               1,849,430              $1.01
     Effect of dilutive securities:
       Options                                                      --                 150,877               (.08)

     Diluted earnings per share:
       NET INCOME                                           $1,861,000               2,000,307              $ .93

The number of shares shown for "options" is the number of incremental shares that would result from exercise of options and use of the proceeds to repurchase shares at the average market price during the year.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

First Community Financial Group, Inc. and Subsidiaries
December 31, 1998 and 1997

NOTE 22 - COMPREHENSIVE INCOME

Net unrealized losses included in other comprehensive income for the year ended December 31, 1998 include, net of tax, $36,000 of unrealized losses arising during 1998, plus reclassification adjustments of $4,000 for gains included in net income for 1998 as follows:

                                                              BEFORE-TAX     TAX          NET-OF-TAX
                                                              AMOUNT         EXPENSE      AMOUNT
Unrealized holding losses arising during the year              $54            $18          $36
Plus reclassification adjustments for gains realized
    in net income                                                6              2            4

     NET UNREALIZED LOSSES                                     $60            $20          $40

NOTE 23 - YEAR 2000 ISSUES

As the year 2000 approaches, business issues are emerging regarding how existing computer software programs and operating systems can accommodate the date value. Many software systems are designed to recognize only a two-digit date field, and may read the year 2000 as the year 1900. Thus computations of interest and other similar calculations may be based on wrong dates, or the systems may not be able to process information at all.

The Bank has implemented a year 2000 compliance program, which is aggressively reviewing year 2000 issues that may be faced by its outside vendors and customers, and that affect its internal computer systems. In the event that significant suppliers or customers do not successfully and timely achieve year 2000 compliance, the Bank's business could be adversely affected. However, management believes that the Bank's own internal systems, networks and resources would allow the Bank to effectively operate and service its customers. To the extent necessary, the Bank will engage alternative vendors and suppliers to facilitate normal operations after January 1, 2000. The costs incurred to date on year 2000 compliance issues have not been material. While it is impossible to estimate the potential impact on the Bank's business after January 1, 2000, management estimates that the costs the Bank will incur prior to that date in its activities necessary to ensure year 2000 compliance will not have a significant effect on its financial position or results of operations.

                                                                   APPENDIX A


                      FIRST COMMUNITY FINANCIAL GROUP, INC.

                           EMPLOYEE STOCK OPTION PLAN

1. PURPOSE OF THE PLAN. The purpose of this Employee Stock Option Plan ("Plan") is to provide additional incentives to key employees of FIRST COMMUNITY FINANCIAL GROUP, INC., a Washington corporation ("First Community") and any of its existing or future Subsidiaries, thereby helping to attract and retain the best available personnel for positions of responsibility with said corporations and otherwise promoting the success of the business activities of First Community. First Community intends that Options issued pursuant to this Plan shall constitute either Incentive Stock Options within the meaning of Section 422 of the Code or Nonqualified Stock Options

2.    DEFINITIONS. As used in this Plan, the following definitions apply:

      a. "First Community" has the meaning set forth in paragraph 1 of this Plan.

      b.    "Board" means the Board of Directors of First Community.

      c.    "Code" means the Internal Revenue Code of 1986, as amended.

      d. "Common Stock" means First Community's common stock, currently with a par value of $2.50 per share.

      e. "Committee" has the meaning set forth in subparagraph 4(a) of this Plan.

      f. "Continuous Status as Employee" means the absence of any interruption or termination of service as an Employee. Continuous Status as an Employee shall not be considered interrupted in the case of sick leave, military leave or any other approved leave of absence.

      g. "Date of Grant" of an Option means the date on which the Committee makes the determination granting such Option, or such later date as the Committee may designate. The Date of Grant shall be specified in the Option agreement.

      h. "Employee" means any person employed by First Community, or a Subsidiary of First Community which is currently in existence or is hereafter organized or is acquired by First Community.

      i. "Exercise Price" has the meaning set forth in subparagraph 4(b)(2) of this Plan.

      j. "Option" means a stock option granted under this Plan. Options shall include both Incentive Stock Options as defined under Section 422 of the Code and Nonqualified Stock Options, which refer to all stock options other than Incentive Stock Options.

      k.    "Optionee" means an Employee who receives an Option.

      l.    "Plan" has the meaning set forth in paragraph 1 of this Plan.

      m. "Parent" means any corporation owning at least eighty percent (80%) of the total voting power of the issued and outstanding stock of First Community, and eighty percent (80%) of the total value of the issued and outstanding stock of First Community.

      n. "Shareholder-Employee" means an Employee who owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of First Community or of any Subsidiary or parent company. For this purpose, the attribution of stock ownership rules provided in Section 424(d) of the Code shall apply.

      o. "Subsidiary" means any corporation of which not less than fifty percent (50%) of the voting shares are held by First Community or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by First Community or a Subsidiary.

3.    STOCK SUBJECT TO OPTIONS.

      a. NUMBER OF SHARES RESERVED. The maximum number of shares which may be optioned and sold under this Plan is 40,000 shares of the Common Stock of First Community (subject to adjustment as provided in subparagraph 6(j) of this Plan). During the term of this Plan, First Community will at all times reserve and keep available a sufficient number of shares of its Common Stock to satisfy the requirements of this Plan.

      b. EXPIRED OPTIONS. If any outstanding Option expires or becomes unexercisable for any reason without having been exercised in full, the shares of Common Stock allocable to the unexercised portion of such Option will again become available for other Options.

4.    ADMINISTRATION OF THE PLAN.

      a. THE COMMITTEE. The Board will administer this Plan directly, acting as a Committee of the whole, or if the Board elects, by a separate Committee appointed by the Board for that purpose and consisting of at least three Board members. All references in the Plan to the "Committee" refers to this separate Committee, if any is established, or if none is then in existence, refers to the Board as a whole. Once appointed, any Committee will continue to serve until otherwise directed by the Board. From time to time, the Board may increase the size of the Committee and appoint additional members, remove members (with or without cause), appoint new members in substitution, and fill vacancies however caused. The Committee will select one of its members as chairman, and will hold meetings at such times and places as the chairman or a majority of the Committee may determine. At all times, the Board will have the power to remove all members of the Committee and thereafter to directly administer this Plan as a Committee of the whole.

            (1) Members of the Committee who are eligible for Options or who have been granted Options will be counted for all purposes in determining the existence of a quorum at any meeting of the Committee and will be eligible to vote on all matters before the Committee respecting the granting of Options or administration of this Plan.

            (2) At least annually, the Committee must present a written report to the Board indicating the persons to whom Options have been granted since the date of the last such report, and in each case the Date of Grant, the number of shares optioned, and the per-share Exercise Price.

      b.    POWERS OF THE COMMITTEE. All actions of the Committee must be either
            (i) by a majority vote of the members of the full Committee at a meeting of the Committee, or (ii) by unanimous written consent of all members of the full Committee without a meeting. All decisions, determinations and interpretations of the Committee will be final and binding on all persons, including all Optionees and any other holders or persons interested in any Options, unless otherwise expressly determined by a vote of the majority of the entire Board. No member of the Committee or of the Board will be liable for any action or determination made in good faith with respect to the Plan or any Option. Subject to all provisions and limitations of the Plan, the Committee will have the authority and discretion:

            (1) to determine the persons to whom Options are to be granted, the Dates of Grant, and the number of shares to be represented by each Option;

            (2) to determine the price at which shares of Common Stock are to be issued under an Option, subject to subparagraph 6(b) of this Plan ("Exercise Price");

            (3) to determine all other terms and conditions of each Option granted under this Plan (including specification of the dates upon which Options become exercisable, and whether conditioned on performance standards, periods of service or otherwise), which terms and conditions can vary between Options;

            (4) to modify or amend the terms of any Option previously granted, or to grant substitute Options, subject to subparagraphs 6(l) and 6(m) of this Plan;

            (5) to authorize any person or persons to execute and deliver Option agreements or to take any other actions deemed by the Committee to be necessary or appropriate to effect the grant of Options by the Committee;

            (6) to interpret this Plan and to make all other determinations and take all other actions which the Committee deems necessary or appropriate to administer this Plan in accordance with its terms and conditions.

5. ELIGIBILITY. Options may be granted only to Employees. Granting of Options under this Plan will be entirely discretionary with the Committee. Adoption of this Plan will not confer on any Employee any right to receive any Option or Options under this Plan unless and until said Options are granted by the Committee in its sole discretion. Neither the adoption of this Plan nor the granting of any Options under this Plan will confer upon any Employee or Optionee any right with respect to continuation of employment, nor will the same interfere in any way with his or her right or with the right of the shareholders of First Community or any Subsidiary to terminate his or her employment at any time.

6. TERMS AND CONDITIONS OF OPTIONS. All Options granted under this Plan must be authorized by the Committee, and must be documented in written Option agreements in such form as the Committee will approve from time to time, which agreements must comply with and be subject to all of the following terms and conditions:

      a. NUMBER OF SHARES; ANNUAL LIMITATION. Each Option agreement must state whether the Option is intended to be an Incentive Stock Option or a Nonqualified Stock Option and the number of shares subject to Option. Any number of Options may be granted to an Employee at any time; except that, in the case of Incentive Stock Options, the aggregate fair market value (determined as of each Date of Grant) of all shares of Common Stock with respect to which Incentive Stock Options become exercisable for the first time by such Employee during any one calendar year (under all incentive stock option plans of the Company and all of its Subsidiaries taken together) shall not exceed $100,000. Any portion of an Option in excess of the $100,000 limitation shall be treated as a Nonqualified Stock Option

      b. EXERCISE PRICE AND CONSIDERATION. The Exercise Price shall be the price determined by the Committee, subject to subparagraphs (1) and
            (2) below.

            (1) In the case of Incentive Stock Options, the Exercise Price shall in no event be less than the fair market value of the Common Stock on the Date of Grant. In the case of an Incentive Stock Option granted to a Employee who, immediately before the grant of such Incentive Stock Option, is a Shareholder-Employee, the Exercise Price shall be at least 110% of the fair market value of the Common Stock on the Date of Grant.

            (2) In all cases, the Exercise Price shall be no less than the greater of (i) the fair market value of the Common Stock or
                  (ii) the net book value of the Common Stock at the time of grant, as is determined by the Committee.

            (3)   In all cases, the Exercise Price shall be payable either in
                  (i) United States dollars upon exercise of the Option, (ii) Common Stock of First Community, or (iii) if approved by the Board, other consideration including without limitation services, debt instruments or other property.

      c. TERM OF OPTION. No Option shall in any event be exercisable after the expiration of ten (10) years from the Date of Grant. Further, no Incentive Stock Option granted to a Employee who, immediately before such Incentive Stock Option is granted, is a Shareholder-Employee shall be exercisable after the expiration of five (5) years from the Date of Grant. Subject to the foregoing and other applicable provisions of the Plan including but not limited to subparagraphs 6(g), 6(h) and 6(i), the term of each Option will be determined by the Committee in its discretion.

      d. NON-TRANSFERABILITY OF OPTIONS. No Option may be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

      e. MANNER OF EXERCISE. An Option will be deemed to be exercised when written notice of exercise has been given to First Community in accordance with the terms of the Option by the person entitled to exercise the Option, together with full payment for the shares of Common Stock subject to said notice.

      f. RIGHTS AS SHAREHOLDER. An Optionee shall have none of the rights of a shareholder with respect to any shares covered by his or her Option unless and until the Optionee has exercised such Option and submitted full payment for the shares.

      g. DEATH OF OPTIONEE. An Option shall be exercisable at any time prior to termination under subparagraphs (1) or (2), below, by the Optionee's estate or by such person or persons who have acquired the right to exercise the Option by bequest or by inheritance or by reason of the death of the Optionee. In the event of the death of an Holder,

            (1) an Incentive Stock Option shall terminate no later than the earliest of (i) one year after the date of death of the Optionee if the Optionee had been in Continuous Status as an Employee since the Date of Grant of the Option, or (ii) the date specified under subparagraph 6(i) of this Plan if the Optionee's status as an Employee was terminated prior to his or her death, or (iii) the expiration date otherwise provided in the applicable Option agreement; and

                  (2) a Nonqualified Stock Option shall terminate no later than the earlier of (i) one year after the date of death of the Optionee, or (ii) the expiration date otherwise provided in the Option agreement, except that if the expiration date of a Nonqualified Stock Option should occur during the 180-day period immediately following the Optionee's death, such Option shall terminate at the end of such 180-day period.

      h. DISABILITY OF OPTIONEE. If an Optionee's status as an Employee is terminated at any time during the Option period by reason of a disability (within the meaning of Section 22(e)(3) of the Code) and if said Optionee had been in Continuous Status as an Employee at all times between the date of grant of the Option and the termination of his or her status as an Employee, his or her Option shall terminate no later than the earlier of (i) one year after the date of termination of his or her status as an Employee, or (ii) the expiration date otherwise provided in his or her Option agreement.

      i.    TERMINATION OF STATUS AS AN EMPLOYEE.

            (1) If an Optionee's status as an Employee is terminated at any time after the grant of an Option to such Employee for any reason other than death or disability (as described in subparagraphs 6(g) and 6(h) above) and not for cause, as provided in subparagraph (2) below, then such Option shall terminate no later than the earlier of (i) the same day of the third month after the date of termination of his or her status as an Employee, or (ii) the expiration date otherwise provided in his or her Option agreement.

      (2) If an Optionee's status as an Employee is terminated for cause at any time after the grant of an Option to such Employee, then such Option shall terminate at the end of the day on the date of termination of his or her status as an Employee. For this purpose, "cause" includes fraud or willful misconduct or any other conduct which the Board reasonably believes will cause or has caused First Community substantial injury as a result of gross negligence or dishonesty.

      j. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. Subject to any required action by the shareholders of First Community, the number of shares of Common Stock covered by each outstanding Option, the number of shares of Common Stock available for grant of additional Options, and the per-share Exercise Price in each outstanding Option, will be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from any stock split or other subdivision or consolidation of shares, the payment of any stock dividend (but only on the Common Stock) or any other increase or decrease in the number of such shares of Common Stock effected without receipt of consideration by First Community; PROVIDED, however, that conversion of any convertible securities of First Community will not be deemed to have been "effected without receipt of consideration." Such adjustment will be made by the Committee, whose determination in that respect will be final, binding and conclusive.

      (1) Except as otherwise expressly provided in this subparagraph 6(j), no Optionee will have any rights by reason of any stock split or the payment of any stock dividend or any other increase or decrease in the number of shares of Common Stock, and no issuance by First Community of shares of stock of any class, or securities convertible into shares of stock of any class, will affect the number of shares or Exercise Price subject to any Options, and no adjustments in Options will be made by reason thereof. The grant of an Option under this Plan will not affect in any way the right or power of First Community to make adjustments, reclassifications, reorganizations or changes of its capital or business structure.

      k. CONDITIONS UPON ISSUANCE OF SHARES. Shares of Common Stock will not be issued with respect to an Option granted under this Plan unless the exercise of such Option and the issuance and delivery of such shares pursuant thereto will comply with all applicable provisions of law, including applicable federal and state securities laws. As a condition to the exercise of an Option, First Community may require the person exercising such Option to represent and warrant at the time of exercise that the shares of Common Stock are being purchased only for investment and without any present intention to sell or distribute such Common Stock if, in the opinion of counsel for First Community, such a representation is required by any of the aforementioned relevant provisions of law.

      l. CORPORATE SALE TRANSACTIONS. In the event of the merger or reorganization of First Community with or into any other corporation, the sale of substantially all of the assets of First Community, or a dissolution or liquidation of First Community (collectively, "Sale Transaction"), (1) all outstanding Options that are not then fully exercisable will become exercisable upon the date of closing of any sale transaction or such earlier date as the Committee may fix; and (2) the Committee may, in the exercise of its sole discretion, terminate all outstanding Options as of a date fixed by the Committee. In such event, however, the Committee must notify each Optionee of such action in writing not less than sixty
            (60) days prior to the termination date fixed by the Committee, and each Optionee must have the right to exercise his or her Option prior to said termination date.

      m. SUBSTITUTE STOCK OPTIONS. In connection with an internal reorganization of First Community, the Committee is authorized, in its discretion, to substitute for any unexercised Option, a new option for shares of the resulting entity's stock.

      n. TAX COMPLIANCE. First Community, in its sole discretion, may take actions reasonably believed by it to be required to comply with any local, state, or federal tax laws relating to the reporting or withholding of taxes attributable to the grant or exercise of any Option or the disposition of any shares of Common Stock issued upon exercise of an Option, including, but not limited to
            (i) withholding from any Optionee exercising an Option a number of shares of Common Stock having a fair market value equal to the amount required to be withheld by First Community under applicable tax laws, and (ii) withholding from any form of compensation or other amount due an Optionee, or holder, of shares of Common Stock issued upon exercise of an Option any amount required to be withheld by First Community under applicable tax laws. Withholding or reporting will be considered required for purposes of this subparagraph if the Committee, in its sole discretion, so determines.

      o. HOLDING PERIOD FOR INCENTIVE STOCK OPTIONS. With regard to shares of Common Stock issued pursuant to an Incentive Stock Option granted under the Plan, if the Optionee (or such other person who may exercise the Option pursuant to subparagraph 6(g) of this Plan) makes a disposition of such shares within two years from the Date of Grant of such Option, or within one year from the date of issuance of such shares to the Optionee upon the exercise of such Option, then the Optionee must request and obtain approval from the Company in writing of such disposition and must cooperate with the Company in any tax compliance relating to such disposition.

      p. OTHER PROVISIONS. Option agreements executed under this Plan may contain such other provisions as the Committee will deem advisable.

7. TERM OF THE PLAN. This Plan will become effective and Options may be granted upon the Plan's approval by the Board, subject to shareholder approval. Unless sooner terminated as provided in subparagraph 7(a) of this Plan, this Plan will terminate on the tenth (10th) anniversary of its effective date. Options may be granted at any time after the effective date and prior to the date of termination of this Plan.

      a. AMENDMENT OR EARLY TERMINATION OF THE PLAN. The Board may terminate this Plan at any time. The Board may amend this Plan at any time and from time to time in such respects as the Board may deem advisable, except that, without approval of the shareholders, no revision or amendment will increase the number of shares of Common Stock subject to this Plan other than in connection with an adjustment under subparagraph 6(j) of this Plan.

      b. EFFECT OF AMENDMENT OR TERMINATION. No amendment or termination of this Plan will affect Options granted prior to such amendment or termination, and all such Options will remain in full force and effect notwithstanding such amendment or termination.

8. SHAREHOLDER APPROVAL. Adoption of this Plan will be subject to ratification by affirmative vote of shareholders owning at least a majority of the outstanding Common Stock of First Community at a duly convened meeting. If such shareholder approval is not obtained within twelve (12) months after the date of the Board's adoption of this Plan, then this Plan shall terminate subject to subparagraph 7(b) of the Plan except that any Incentive Stock Options previously granted under the Plan shall become Nonqualified Stock Options, and no further Options shall be granted under the Plan.



                                    * * * * *

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[LOGO]                              PROXY                           MAY 4, 1999
                             1999 ANNUAL MEETING
         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

THE UNDERSIGNED HEREBY AUTHORIZES THE VOTE, AS DESIGNATED BELOW, OF ALL THE SHARES OF COMMON STOCK OF FIRST COMMUNITY FINANCIAL GROUP, INC. HELD ON RECORD BY THE UNDERSIGNED ON MARCH 24, 1999 AT THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD AT 6:00 PM ON MAY 4, 1999 OR ANY ADJOURNMENT OF SUCH MEETING.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE FOLLOWING DIRECTORS, AND FOR THE APPROVAL OF THE EMPLOYEE STOCK OPTION PLAN:

                                          PLEASE CHECK ONE BOX FOR EACH:
   A.   E. PAUL DETRAY                    / / FOR      / / AGAINST   / / ABSTAIN
   B.   MICHAEL N. MURPHY                 / / FOR      / / AGAINST   / / ABSTAIN
   C.   1999 EMPLOYEE STOCK OPTION PLAN   / / FOR      / / AGAINST   / / ABSTAIN

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. UNLESS OTHERWISE SPECIFIED, THE SHARES WILL BE VOTED FOR AS RECOMMENDED BY THE BOARD OF DIRECTORS.


_________________________________________________
SIGNATURE OF SHAREHOLDER(S)


_________________________________________________
SIGNATURE OF SHAREHOLDER(S)

NOTE: SIGNATURES SHOULD AGREE WITH NAME INDICATED TO THE RIGHT.

     ______I PLAN TO ATTEND THE MEETING IN OLYMPIA, WASHINGTON, AT 6:00 PM ON
           MAY 4, 1999.

PLEASE DATE, SIGN AND RETURN THIS PROXY. EVEN IF YOU PLAN TO ATTEND THE MEETING, PLEASE RETURN THIS PROXY. THANK YOU.

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